UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—4.7%
American Credit Acceptance Receivables Trust:
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	$3,625,000	$3,642,130
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	1,930,000	1,935,753
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	16,939	16,943
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	944,274	946,243
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	880,000	886,579
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	725,000	745,472
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	566,943
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	985,000	984,438
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,661,895
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,549,953
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,520,290
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,288,943
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.809%, 8/16/21[1,2]	780,000	784,192
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,542,065
Series 2016-1, Cl. A2, 2.009%, 6/15/22[2]	4,605,000	4,653,917
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	586,419
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.609%, 2/15/22[2]	3,060,000	3,078,991
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,655,000	2,635,862
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	279,659	279,660
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,368,901
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	528,057
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,821,930
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,375,648
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	907,768
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,018,649
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,786,373
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,721,552
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.529%, 4/15/21[2]	1,925,000	1,932,835
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	4,335,000	4,372,017
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	41,684	41,678
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.446%, 4/25/36[2]	2,187,057	2,186,062
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,315,000	2,312,856
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	4,225,000	4,225,459
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,677,492
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,959,972

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	$5,060,000	$5,143,473
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,862,470
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,299,322
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,090,205
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,266,984
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,155,000	1,154,852
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	2,600,000	2,620,256
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,600,000	1,627,942
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,696,607
DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,728,273	1,739,753
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	6,292,421	6,342,769
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	5,640,000	5,767,378
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,212,307
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	2,410,000	2,461,583
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,624,327
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,852,777	1,856,911
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	574,258
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,123,149
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,180,778
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,095,000	1,102,842
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	798,210	783,838
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.659%, 11/16/20[1,2]	3,480,000	3,493,485
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	262,872	263,357
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	2,575,000	2,638,880
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	543,446
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,110,000	2,126,915
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	132,920
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	94,344	94,351
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	1,945,000	2,047,974
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,916,908
ICE EM CLO:
Series 2007-1A, Cl. B, 3.038%, 8/15/22[1,2]	21,000,000	20,966,967
Series 2007-1A, Cl. C, 4.338%, 8/15/22[1,2]	17,780,000	17,559,012
Series 2007-1A, Cl. D, 6.338%, 8/15/22[1,2]	15,242,711	14,397,259
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.516%, 9/27/21[1,2]	595,000	596,022
Series 2017-1, Cl. C, 3.439%, 6/27/22[1,2]	435,000	435,216
Series 2017-1, Cl. D, 4.789%, 6/27/22[1,2]	505,000	505,251
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	1,700,000	1,698,458
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,591,678

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	$1,220,000	$1,235,113
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,474,787
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	892,833
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,213,896
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,385,000	1,404,853
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,920,042	1,921,071
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	851,084
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	350,459	344,787
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	517,236	518,117
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,201,664
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,860,000	2,852,152
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,057,543

Total Asset-Backed Securities (Cost $215,368,352)		216,051,940

Mortgage-Backed Obligations—18.7%
Government Agency—8.5%
FHLMC/FNMA/FHLB/Sponsored—8.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	516,140	565,701
5.50%, 9/1/39	1,323,729	1,463,692
6.00%, 1/1/19-7/1/24	660,457	720,228
6.50%, 4/1/18-6/1/35	542,633	604,164
7.00%, 8/1/21-3/1/35	833,841	938,863
7.50%, 1/1/32-2/1/32	1,410,724	1,695,085
8.50%, 8/1/31	58,465	67,217
10.00%, 5/1/20	1,835	1,854
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	4,105	4,115
10.50%, 5/1/20	13,693	14,599
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 48.922%, 4/1/27[3]	124,855	25,682
Series 192, Cl. IO, 87.892%, 2/1/28[3]	57,126	10,860
Series 205, Cl. IO, 37.285%, 9/1/29[3]	328,361	72,291
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	146,147	40,502
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	122,634	28,781
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	95,245	21,734
Series 243, Cl. 6, 9.665%, 12/15/32[3]	294,948	52,961
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,093,630	1,199,292
Series 151, Cl. F, 9.00%, 5/15/21	1,031	1,105
Series 1590, Cl. IA, 2.209%, 10/15/23[2]	779,815	797,582
Series 1674, Cl. Z, 6.75%, 2/15/24	29,974	32,778
Series 2034, Cl. Z, 6.50%, 2/15/28	8,255	9,156

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2042, Cl. N, 6.50%, 3/15/28	$8,379	$9,294
Series 2043, Cl. ZP, 6.50%, 4/15/28	877,032	973,086
Series 2053, Cl. Z, 6.50%, 4/15/28	7,366	8,200
Series 2116, Cl. ZA, 6.00%, 1/15/29	425,535	472,040
Series 2122, Cl. F, 1.609%, 2/15/29[2]	21,209	21,270
Series 2279, Cl. PK, 6.50%, 1/15/31	13,278	14,986
Series 2326, Cl. ZP, 6.50%, 6/15/31	125,918	140,071
Series 2344, Cl. FP, 2.109%, 8/15/31[2]	283,627	291,423
Series 2368, Cl. PR, 6.50%, 10/15/31	14,962	17,044
Series 2401, Cl. FA, 1.809%, 7/15/29[2]	35,392	35,980
Series 2412, Cl. GF, 2.109%, 2/15/32[2]	398,670	409,627
Series 2427, Cl. ZM, 6.50%, 3/15/32	576,976	637,598
Series 2451, Cl. FD, 2.159%, 3/15/32[2]	168,800	173,756
Series 2461, Cl. PZ, 6.50%, 6/15/32	66,323	77,565
Series 2464, Cl. FI, 2.159%, 2/15/32[2]	157,857	161,621
Series 2470, Cl. AF, 2.159%, 3/15/32[2]	272,344	280,340
Series 2470, Cl. LF, 2.159%, 2/15/32[2]	161,443	165,293
Series 2475, Cl. FB, 2.159%, 2/15/32[2]	221,107	225,722
Series 2517, Cl. GF, 2.159%, 2/15/32[2]	133,485	136,668
Series 2551, Cl. LF, 1.659%, 1/15/33[2]	20,328	20,421
Series 2564, Cl. MP, 5.00%, 2/15/18	6,632	6,674
Series 2585, Cl. HJ, 4.50%, 3/15/18	3,260	3,334
Series 2635, Cl. AG, 3.50%, 5/15/32	223,919	230,815
Series 2668, Cl. AZ, 4.00%, 9/15/18	28,748	29,516
Series 2676, Cl. KY, 5.00%, 9/15/23	401,950	428,078
Series 2707, Cl. QE, 4.50%, 11/15/18	71,428	72,323
Series 2770, Cl. TW, 4.50%, 3/15/19	19,201	19,710
Series 3010, Cl. WB, 4.50%, 7/15/20	4,405	4,512
Series 3025, Cl. SJ, 20.501%, 8/15/35[2]	335,892	496,814
Series 3741, Cl. PA, 2.15%, 2/15/35	349,747	350,367
Series 3815, Cl. BD, 3.00%, 10/15/20	8,993	9,043
Series 3840, Cl. CA, 2.00%, 9/15/18	6,193	6,193
Series 3848, Cl. WL, 4.00%, 4/15/40	595,656	614,840
Series 3857, Cl. GL, 3.00%, 5/15/40	13,895	14,202
Series 3917, Cl. BA, 4.00%, 6/15/38	330,611	340,421
Series 4221, Cl. HJ, 1.50%, 7/15/23	607,619	604,692
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 35.911%, 3/15/28[3]	17,694	3,755
Series 2049, Cl. PL, 83.195%, 4/15/28[3]	100,401	21,553
Series 2074, Cl. S, 99.999%, 7/17/28[3]	86,531	13,201
Series 2079, Cl. S, 99.999%, 7/17/28[3]	150,434	23,018
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	97,809	21,093
Series 2526, Cl. SE, 53.105%, 6/15/29[3]	176,520	33,591
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	697,419	145,982
Series 2795, Cl. SH, 96.662%, 3/15/24[3]	1,211,966	124,540
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,241,893	213,291

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2922, Cl. SE, 22.82%, 2/15/35[3]	$83,545	$16,159
Series 2981, Cl. AS, 8.685%, 5/15/35[3]	626,604	96,254
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,440,910	242,824
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,836,469	217,979
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	395,525	71,139
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	145,052	15,096
Series 3450, Cl. BI, 19.193%, 5/15/38[3]	598,348	96,271
Series 3606, Cl. SN, 21.589%, 12/15/39[3]	323,059	53,022
Series 3659, Cl. IE, 5.83%, 3/15/19[3]	295,752	8,118
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	104,239	1,545
Federal National Mortgage Assn.:
3.00%, 7/1/32[5]	37,215,000	38,191,895
3.50%, 8/1/47[5]	81,620,000	83,664,421
3.50%, 7/1/32[5]	16,300,000	16,959,000
4.00%, 8/1/47[5]	107,335,000	112,624,181
4.50%, 8/1/47[5]	60,370,000	64,676,032
5.00%, 8/1/47[5]	6,190,000	6,755,789
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	35,679,346	529,589
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	5,708,838	148,116
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	265,390	272,764
5.00%, 2/1/18-12/1/21	498,908	511,127
5.50%, 1/1/22-5/1/36	568,075	624,426
6.00%, 1/1/19	173	173
6.50%, 4/1/18-1/1/34	2,892,347	3,288,094
7.00%, 11/1/17-4/1/34	4,622,361	5,373,462
7.50%, 2/1/27-3/1/33	2,186,773	2,580,691
8.50%, 7/1/32	16,585	17,926
9.50%, 3/15/21	6,315	6,415
11.00%, 2/1/26	88,653	94,355
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	128,432	20,121
Series 247, Cl. 2, 99.999%, 10/25/23[3]	61,363	8,934
Series 252, Cl. 2, 99.999%, 11/25/23[3]	15,893	2,527
Series 254, Cl. 2, 99.999%, 1/25/24[3]	46,294	8,053
Series 301, Cl. 2, 2.179%, 4/25/29[3]	158,156	37,505
Series 303, Cl. IO, 68.936%, 11/25/29[3]	160,931	40,421
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,306,504	349,297
Series 319, Cl. 2, 3.35%, 2/25/32[3]	429,600	102,743
Series 321, Cl. 2, 9.242%, 4/25/32[3]	758,284	168,835
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	331,978	75,727
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	289,330	66,286
Series 331, Cl. 5, 99.999%, 2/25/33[3]	663,572	125,915
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,255,219	288,867
Series 334, Cl. 10, 0.00%, 2/25/33[3,4]	547,554	98,991
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	781,218	173,571

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	$1,587,386	$314,104
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	457,410	91,988
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	199,129	40,176
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	359,893	72,689
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	258,370	51,581
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	124,260	27,545
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	18,351	3,741
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	40,528	45,290
Series 1997-45, Cl. CD, 8.00%, 7/18/27	410,105	477,951
Series 1998-58, Cl. PC, 6.50%, 10/25/28	246,020	276,046
Series 1999-14, Cl. MB, 6.50%, 4/25/29	13,811	15,346
Series 1999-54, Cl. LH, 6.50%, 11/25/29	464,049	520,625
Series 2001-19, Cl. Z, 6.00%, 5/25/31	195,514	221,123
Series 2001-65, Cl. F, 1.816%, 11/25/31[2]	327,761	332,859
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	372,934	418,663
Series 2002-21, Cl. PE, 6.50%, 4/25/32	456,344	520,204
Series 2002-29, Cl. F, 2.216%, 4/25/32[2]	176,595	180,926
Series 2002-64, Cl. FJ, 2.216%, 4/25/32[2]	54,278	55,609
Series 2002-68, Cl. FH, 1.709%, 10/18/32[2]	115,431	115,978
Series 2002-81, Cl. FM, 1.716%, 12/25/32[2]	219,312	220,228
Series 2002-84, Cl. FB, 2.216%, 12/25/32[2]	36,428	37,281
Series 2003-100, Cl. PA, 5.00%, 10/25/18	153,792	155,624
Series 2003-11, Cl. FA, 2.216%, 9/25/32[2]	49,710	50,874
Series 2003-112, Cl. AN, 4.00%, 11/25/18	56,069	56,527
Series 2003-116, Cl. FA, 1.616%, 11/25/33[2]	118,468	118,614
Series 2003-84, Cl. GE, 4.50%, 9/25/18	10,811	10,931
Series 2004-25, Cl. PC, 5.50%, 1/25/34	47,063	48,117
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,243,661
Series 2005-71, Cl. DB, 4.50%, 8/25/25	882,597	918,242
Series 2006-11, Cl. PS, 20.108%, 3/25/36[2]	355,167	514,549
Series 2006-46, Cl. SW, 19.74%, 6/25/36[2]	479,413	693,507
Series 2008-75, Cl. DB, 4.50%, 9/25/23	129,314	130,805
Series 2009-113, Cl. DB, 3.00%, 12/25/20	250,586	252,336
Series 2009-36, Cl. FA, 2.156%, 6/25/37[2]	285,157	291,290
Series 2009-70, Cl. TL, 4.00%, 8/25/19	191,963	193,171
Series 2010-43, Cl. KG, 3.00%, 1/25/21	79,330	80,080
Series 2011-122, Cl. EC, 1.50%, 1/25/20	208,630	208,004
Series 2011-15, Cl. DA, 4.00%, 3/25/41	307,522	317,237
Series 2011-3, Cl. EL, 3.00%, 5/25/20	417,647	420,315
Series 2011-3, Cl. KA, 5.00%, 4/25/40	873,506	934,681
Series 2011-38, Cl. AH, 2.75%, 5/25/20	6,283	6,306
Series 2011-6, Cl. BA, 2.75%, 6/25/20	180,648	182,065
Series 2011-69, Cl. EA, 3.00%, 11/25/29	40,921	40,926
Series 2011-82, Cl. AD, 4.00%, 8/25/26	182,043	184,539
Series 2011-88, Cl. AB, 2.50%, 9/25/26	101,599	102,049
Series 2012-20, Cl. FD, 1.616%, 3/25/42[2]	1,169,886	1,170,925

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 32.643%, 11/18/31[3]	$372,028	$73,157
Series 2001-63, Cl. SD, 35.496%, 12/18/31[3]	10,844	2,115
Series 2001-68, Cl. SC, 60.705%, 11/25/31[3]	7,502	1,476
Series 2001-81, Cl. S, 35.353%, 1/25/32[3]	99,872	19,293
Series 2002-28, Cl. SA, 24.978%, 4/25/32[3]	84,926	16,034
Series 2002-38, Cl. SO, 51.662%, 4/25/32[3]	104,710	18,739
Series 2002-39, Cl. SD, 43.507%, 3/18/32[3]	162,913	33,701
Series 2002-48, Cl. S, 35.02%, 7/25/32[3]	132,852	26,620
Series 2002-52, Cl. SL, 23.946%, 9/25/32[3]	80,962	15,804
Series 2002-53, Cl. SK, 53.222%, 4/25/32[3]	101,552	21,469
Series 2002-56, Cl. SN, 36.605%, 7/25/32[3]	182,200	36,509
Series 2002-65, Cl. SC, 57.757%, 6/25/26[3]	338,435	57,066
Series 2002-77, Cl. IS, 45.05%, 12/18/32[3]	178,394	37,508
Series 2002-77, Cl. SH, 39.988%, 12/18/32[3]	138,273	27,398
Series 2002-89, Cl. S, 16.252%, 1/25/33[3]	1,029,529	236,934
Series 2002-9, Cl. MS, 24.461%, 3/25/32[3]	141,732	28,426
Series 2003-13, Cl. IO, 38.925%, 3/25/33[3]	762,159	185,376
Series 2003-26, Cl. DI, 35.417%, 4/25/33[3]	496,139	116,711
Series 2003-26, Cl. IK, 41.79%, 4/25/33[3]	86,947	20,505
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	438,887	102,183
Series 2003-4, Cl. S, 20.127%, 2/25/33[3]	208,576	45,252
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	64,766	6,553
Series 2004-56, Cl. SE, 12.67%, 10/25/33[3]	466,054	92,182
Series 2005-12, Cl. SC, 34.808%, 3/25/35[3]	38,613	6,210
Series 2005-14, Cl. SE, 50.846%, 3/25/35[3]	286,582	44,668
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	1,765,296	272,128
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	764,245	108,347
Series 2005-52, Cl. JH, 38.386%, 5/25/35[3]	946,210	141,623
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,794,330	268,810
Series 2007-88, Cl. XI, 1.223%, 6/25/37[3]	2,987,587	520,528
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	167,768	19,843
Series 2009-8, Cl. BS, 15.753%, 2/25/24[3]	22,479	976
Series 2010-95, Cl. DI, 46.944%, 11/25/20[3]	482,181	14,728
Series 2011-96, Cl. SA, 11.921%, 10/25/41[3]	482,081	85,338
Series 2012-134, Cl. SA, 7.297%, 12/25/42[3]	1,365,761	283,897
Series 2012-40, Cl. PI, 4.454%, 4/25/41[3]	3,545,777	535,646
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	485
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	2,759,134	11,017
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	275,418	5,495

		373,082,539

GNMA/Guaranteed—0.4%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	411,193	439,434
8.00%, 1/15/28-9/15/28	272,697	291,262

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool:
2.125%, 7/20/27[2]	$2,759	$2,848
4.00%, 8/1/47[5]	14,095,000	14,810,758
7.00%, 1/20/30	63,304	74,774
11.00%, 10/20/19	606	609
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 47.455%, 4/16/37[3]	1,163,364	215,403
Series 2011-52, Cl. HS, 26.444%, 4/16/41[3]	2,082,637	323,333

		16,158,421

Non-Agency—10.2%
Commercial—3.9%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	170,218	170,949
Series 2012-RR2, Cl. 6A3, 3.209%, 9/26/35[1,2]	95,162	95,301
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	242,115	240,599
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,6]	93,688	2,628
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	1,000,000	1,030,045
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	1,270,000	1,325,001
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,851,573
Series 2013-CR7, Cl. D, 4.471%, 3/10/46[1,2]	8,505,000	6,695,936
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	73,461
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	732,126
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,908,682
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,323,249
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.892%, 12/10/45[3]	8,657,754	526,495
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,808,310
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.432%, 7/22/36[1,2]	920,000	840,216
FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.93%, 4/25/44[1,2]	395,000	401,418
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,2]	12,875,000	13,062,627
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,2]	1,975,000	1,987,829
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,2]	335,000	334,469
Series 2013-K27, Cl. C, 3.617%, 1/25/46[1,2]	4,187,000	4,156,532
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,2]	7,865,000	7,800,388
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,2]	4,700,000	4,634,297
Series 2013-K502, Cl. C, 2.967%, 3/25/45[1,2]	630,000	629,285
Series 2013-K712, Cl. C, 3.48%, 5/25/45[1,2]	660,000	663,390
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,2]	420,000	422,924
Series 2014-K41, Cl. B, 3.962%, 11/25/47[1,2]	7,635,000	7,797,319
Series 2014-K714, Cl. C, 3.98%, 1/25/47[1,2]	200,000	203,035
Series 2014-K715, Cl. C, 4.267%, 2/25/46[1,2]	25,000	25,576
Series 2015-K44, Cl. B, 3.81%, 1/25/48[1,2]	7,345,000	7,428,287

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,2]	$13,050,000	$13,023,229
Series 2015-K721, Cl. B, 3.681%, 11/25/47[1,2]	3,970,000	3,996,977
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,2]	6,522,000	6,454,428
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,2]	4,465,000	4,388,741
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	424,686
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,392,995
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,584,055
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	310,000	313,929
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,764,874
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.406%, 7/25/35[2]	262,106	263,425
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.324%, 7/26/36[1,2]	13,352,645	12,686,660
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[2]	1,655,000	1,709,244
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	7,002,917
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,882,933
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,760,431
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	65,940	52,460
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,599,669
Series 2014-C14, Cl. B, 4.80%, 2/15/47[2]	680,000	729,179
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,807,820
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.708%, 11/26/36[1,2]	1,108,124	1,097,692
Series 2012-R3, Cl. 1B, 2.708%, 11/26/36[1,2]	12,426,923	11,202,770
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.50%, 6/26/46[1,2]	187,418	187,568
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.284%, 8/25/34[2]	9,584,294	9,610,979
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.055%, 5/10/63[1,2]	7,532,194	6,274,340
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	2,090,000	2,190,459
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,592,697
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.985%, 6/15/45[1,2]	660,000	549,858
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,852,558
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,546,122
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[2]	1,135,000	1,212,417
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 32.771%, 3/15/44[1,3]	16,051,810	595,198

		180,923,257

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential—6.3%
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26%, 3/25/35[2]	$427,604	$432,576
Series 2006-1, Cl. A1, 2.91%, 2/25/36[2]	83,875	83,838
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.776%, 2/25/33[2]	15,989	14,436
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,844,050	1,841,230
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,685,096	1,693,119
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.223%, 5/25/35[2]	2,269,257	2,259,665
Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[2]	635,282	636,181
Series 2009-8, Cl. 7A2, 3.107%, 3/25/36[1,2]	29,538,320	28,237,558
Series 2012-8, Cl. 1A1, 3.191%, 10/25/35[1,2]	705,012	708,374
Series 2014-8, Cl. 1A2, 1.502%, 7/20/36[1,2]	1,635,000	1,475,105
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.166%, 5/25/24[2]	1,213,534	1,218,846
Series 2014-C02, Cl. 2M1, 2.166%, 5/25/24[2]	342,989	343,627
Series 2014-C03, Cl. 1M1, 2.416%, 7/25/24[2]	1,128,996	1,130,881
Series 2014-C03, Cl. 2M1, 2.416%, 7/25/24[2]	441,230	442,061
Series 2015-C03, Cl. 1M2, 6.216%, 7/25/25[2]	4,370,993	4,877,218
Series 2015-C03, Cl. 2M1, 2.716%, 7/25/25[2]	38,685	38,730
Series 2016-C03, Cl. 1M1, 3.216%, 10/25/28[2]	276,243	281,386
Series 2016-C05, Cl. 2M1, 2.566%, 1/25/29[2]	521,090	525,429
Series 2016-C06, Cl. 1M2, 5.466%, 4/25/29[2]	10,705,000	11,821,227
Series 2016-C07, Cl. 2M1, 2.516%, 4/25/29[2]	1,679,285	1,691,492
Series 2016-C07, Cl. 2M2, 5.566%, 4/25/29[2]	13,370,000	14,690,231
Series 2017-C01, Cl. 1M2, 4.766%, 7/25/29[2]	14,350,000	15,172,324
Series 2017-C02, Cl. 2M1, 2.366%, 9/25/29[2]	2,650,977	2,675,207
Series 2017-C02, Cl. 2M2, 4.866%, 9/25/29[2]	4,500,000	4,780,334
Series 2017-C03, Cl. 1M1, 2.166%, 10/25/29[2]	1,866,408	1,875,996
Series 2017-C04, Cl. 2M2, 4.066%, 11/25/29[2]	7,825,000	7,944,375
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.389%, 12/15/35[2]	99,158	88,850
Series 2006-H, Cl. 2A1A, 1.309%, 11/15/36[2]	67,497	50,188
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.525%, 7/25/35[2]	406,606	408,979
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	545,902	558,163
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.526%, 7/25/35[2]	83,583	82,940
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.316%, 8/25/36[2]	4,006,868	2,010,341
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.067%, 12/25/34[2]	89,982	92,024
RALI Trust:
Series 2005-QA4, Cl. A32, 3.822%, 4/25/35[2]	9,626	222
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	68,132	60,185
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	5,584,000	5,365,647
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 4.616%, 7/25/23[2]	1,197,354	1,212,095
Series 2014-DN4, Cl. M3, 5.766%, 10/25/24[2]	15,122,394	16,680,115
Series 2014-HQ2, Cl. M2, 3.416%, 9/25/24[2]	2,480,000	2,548,505

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2014-HQ2, Cl. M3, 4.966%, 9/25/24[2]		$16,320,000	$18,312,039
Series 2015-HQA2, Cl. M2, 4.016%, 5/25/28[2]		1,413,618	1,463,953
Series 2016-DNA1, Cl. M2, 4.116%, 7/25/28[2]		1,275,000	1,327,685
Series 2016-DNA2, Cl. M1, 2.466%, 10/25/28[2]		2,770,641	2,778,275
Series 2016-DNA2, Cl. M3, 5.866%, 10/25/28[2]		10,693,000	12,080,199
Series 2016-DNA3, Cl. M1, 2.316%, 12/25/28[2]		1,720,775	1,726,719
Series 2016-DNA3, Cl. M3, 6.216%, 12/25/28[2]		7,155,000	8,219,871
Series 2016-DNA4, Cl. M1, 2.016%, 3/25/29[2]		1,186,626	1,189,185
Series 2016-DNA4, Cl. M3, 5.016%, 3/25/29[2]		13,920,000	15,093,310
Series 2016-HQA2, Cl. M1, 2.416%, 11/25/28[2]		1,124,920	1,128,301
Series 2016-HQA3, Cl. M1, 2.016%, 3/25/29[2]		4,267,992	4,278,144
Series 2016-HQA3, Cl. M3, 5.066%, 3/25/29[2]		15,820,000	17,146,127
Series 2016-HQA4, Cl. M1, 2.016%, 4/25/29[2]		2,774,578	2,779,281
Series 2016-HQA4, Cl. M3, 5.116%, 4/25/29[2]		9,480,000	10,328,866
Series 2017-DNA1, Cl. M2, 4.466%, 7/25/29[2]		14,545,000	15,192,540
Series 2017-HQA1, Cl. M1, 2.416%, 8/25/29[2]		2,397,772	2,425,186
Series 2017-HQA1, Cl. M2, 4.766%, 8/25/29[2]		14,170,000	14,997,341
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.838%, 10/25/33[2]		142,118	145,627
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.116%, 2/25/35[2]		3,228,111	3,282,381
Series 2005-AR13, Cl. 1A5, 3.377%, 5/25/35[2]		145,280	145,827
Series 2005-AR15, Cl. 1A2, 2.98%, 9/25/35[2]		694,187	676,062
Series 2005-AR15, Cl. 1A6, 2.98%, 9/25/35[2]		6,936,028	6,648,135
Series 2005-AR4, Cl. 2A2, 3.315%, 4/25/35[2]		201,284	202,399
Series 2006-AR10, Cl. 1A1, 3.246%, 7/25/36[2]		565,303	548,671
Series 2006-AR10, Cl. 5A5, 3.324%, 7/25/36[2]		1,154,496	1,158,441
Series 2006-AR2, Cl. 2A3, 3.107%, 3/25/36[2]		4,126,636	4,147,230
Series 2006-AR7, Cl. 2A4, 3.329%, 5/25/36[2]		2,768,656	2,661,879
Series 2006-AR8, Cl. 2A1, 3.194%, 4/25/36[2]		2,269,116	2,284,459

			288,417,833

Total Mortgage-Backed Obligations (Cost $834,417,080)			858,582,050

Foreign Government Obligations—10.8%
Angola—0.0%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[1]		2,045,000	2,158,497

Argentina—0.8%
Argentine Republic:
6.875% Sr. Unsec. Nts., 1/26/27		4,515,000	4,679,797
7.125% Sr. Unsec. Nts., 6/28/17[1]		1,455,000	1,322,595
7.50% Sr. Unsec. Nts., 4/22/26		5,690,000	6,130,975
16.00% Bonds, 10/17/23	ARS	25,715,000	1,655,855
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	1,640,625
21.20% Bonds, 9/19/18	ARS	146,500,000	8,882,612
Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[1]		3,295,000	3,372,433
7.875% Sr. Unsec. Nts., 6/15/27[1]		4,775,000	4,955,495

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina (Continued)
Province of Buenos Aires: (Continued)
9.125% Sr. Unsec. Nts., 3/16/24[1]		$3,275,000	$3,684,375

			36,324,762

Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		1,455,000	1,489,374

Brazil—0.6%
Federative Republic of Brazil:
4.75% Sr. Unsec. Nts., 5/9/24[1]		1,965,000	1,925,700
6.00% Sr. Unsec. Nts., 4/7/26		3,685,000	3,985,327
10.00% Unsec. Nts., 1/1/19	BRL	72,700,000	22,293,165

			28,204,192

Chile—0.2%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	6,931,500,000	10,762,085

Colombia—0.4%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		1,060,000	1,102,930
6.125% Sr. Unsec. Nts., 1/18/41		7,775,000	9,003,450
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	5,952,932

			16,059,312

Croatia—0.2%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	4,065,000	5,137,544
6.75% Sr. Unsec. Nts., 11/5/19[1]		3,475,000	3,786,985

			8,924,529

Dominican Republic—0.3%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		8,975,000	9,401,312
6.85% Sr. Unsec. Nts., 1/27/45[1]		3,025,000	3,236,750

			12,638,062

Ecuador—0.2%
Republic of Ecuador:
8.75% Sr. Unsec. Nts., 6/2/23[1]		2,200,000	2,172,500
9.65% Sr. Unsec. Nts., 12/13/26[1]		3,295,000	3,307,192
10.75% Sr. Unsec. Nts., 3/28/22[1]		4,465,000	4,777,550

			10,257,242

Egypt—0.2%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		3,005,000	3,074,746
8.50% Sr. Unsec. Nts., 1/31/47[1]		4,470,000	4,830,014

			7,904,760

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Gabon—0.0%
Gabonese Republic:
6.375% Bonds, 12/12/24[1]		$1,305,000	$1,273,980
6.95% Sr. Unsec. Nts., 6/16/25[1]		590,000	589,525

			1,863,505

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		905,000	938,938
8.75% Sr. Unsec. Nts., 12/16/20[1]		3,350,000	3,817,727

			4,756,665

Hungary—0.3%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,491,000	7,433,830
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,211,000,000	5,385,013

			12,818,843

India—0.3%
Republic of India, 8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	12,230,937

Indonesia—1.0%
Perusahaan Penerbit SBSN Indonesia II, 4% Sr. Unsec. Nts., 11/21/18[1]		2,525,000	2,600,750
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,655,000	1,731,544
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,755,000	2,875,669
6.125% Sr. Unsec. Nts., 3/15/19[1]		5,900,000	6,298,250
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	845,000	1,054,510
3.70% Sr. Unsec. Nts., 1/8/22[1]		2,065,000	2,127,355
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	1,380,000	1,727,961
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,010,000	1,043,917
6.75% Sr. Unsec. Nts., 1/15/44[1]		530,000	683,324
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	114,495,000,000	9,059,722
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	210,905,000,000	17,484,424

			46,687,426

Iraq—0.0%
Republic of Iraq, 5.80% Unsec. Nts., 1/15/28[1]		1,570,000	1,398,837

Ivory Coast—0.2%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	3,495,000	4,048,510
5.75% Sr. Unsec. Nts., 12/31/32[2]		2,274,505	2,186,834
6.125% Sr. Unsec. Nts., 6/15/33[1]		3,495,000	3,365,060

			9,600,404

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Jamaica—0.2%
Commonwealth of Jamaica:
7.625% Sr. Unsec. Nts., 7/9/25		$6,795,000	$7,954,431
8.00% Sr. Unsec. Nts., 3/15/39		1,340,000	1,587,900

			9,542,331

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		3,190,000	3,157,443

Malaysia—0.4%
Malaysia, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	73,000,000	17,109,497

Mexico—0.3%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,880,286
Series M20, 10.00% Bonds, 12/5/24	MXN	98,450,000	6,468,367

			15,348,653

Nigeria—0.0%
Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[1]		1,750,000	1,903,195

Peru—0.3%
Republic of Peru:
4.125% Sr. Unsec. Nts., 8/25/27		2,495,000	2,725,787
5.625% Sr. Unsec. Nts., 11/18/50		1,795,000	2,179,130
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,701,779
8.20% Sr. Unsec. Nts., 8/12/26[1]	PEN	9,165,000	3,385,678

			12,992,374

Poland—0.3%
Republic of Poland:
2.25% Bonds, 4/25/22	PLN	37,200,000	9,869,291
2.50% Bonds, 7/25/27	PLN	18,350,000	4,609,137

			14,478,428

Romania—0.3%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	2,945,000	3,369,451
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	985,000	1,180,408
4.875% Sr. Unsec. Nts., 1/22/24[1]		3,575,000	3,902,148
5.95% Bonds, 6/11/21	RON	25,540,000	7,248,179

			15,700,186

Russia—1.5%
Russian Federation:
Series 6208, 7.50% Bonds, 2/27/19	RUB	2,560,730,000	43,269,498
Series 6209, 7.60% Bonds, 7/20/22	RUB	480,415,000	8,104,126
Series 6211, 7.00% Bonds, 1/25/23	RUB	259,750,000	4,250,585

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Russia (Continued)
Russian Federation: (Continued)
Series 6217, 7.50% Bonds, 8/18/21	RUB	674,770,000	$11,321,491

			66,945,700

Senegal—0.1%
Republic of Senegal:
6.25% Bonds, 7/30/24[1]		1,570,000	1,659,153
6.25% Unsec. Nts., 5/23/33[1]		1,470,000	1,495,744

			3,154,897

Serbia—0.2%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[1]		2,970,000	3,007,636
5.875% Unsec. Nts., 12/3/18[1]		6,100,000	6,388,835

			9,396,471

South Africa—0.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,683,399
Series 2037, 8.50% Bonds, 1/31/37	ZAR	94,715,000	6,442,437
Series 2048, 8.75% Bonds, 2/28/48	ZAR	25,700,000	1,753,924
Series R186, 10.50% Bonds, 12/21/26	ZAR	193,525,000	16,426,156

			29,305,916

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,210,000	3,331,832
6.00% Sr. Unsec. Nts., 1/14/19[1]		4,380,000	4,544,806
6.20% Sr. Unsec. Nts., 5/11/27[1]		1,180,000	1,181,072
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,445,000	1,528,528
6.85% Sr. Unsec. Nts., 11/3/25[1]		1,315,000	1,388,911

			11,975,149

Thailand—0.1%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,164,331

Turkey—0.5%
Republic of Turkey:
6.00% Sr. Unsec. Nts., 3/25/27		2,930,000	3,123,831
8.80% Bonds, 11/14/18	TRY	30,930,000	8,571,033
9.00% Bonds, 7/24/24	TRY	5,500,000	1,472,523
10.60% Bonds, 2/11/26	TRY	14,000,000	4,060,631
11.00% Bonds, 2/24/27	TRY	11,000,000	3,269,605

			20,497,623

Ukraine—0.5%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		13,265,000	13,724,234
7.75% Sr. Unsec. Nts., 9/1/22		2,960,000	2,981,727

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Ukraine (Continued)
Ukraine: (Continued)
7.75% Sr. Unsec. Nts., 9/1/23	$6,915,000	$6,862,861

		23,568,822

Uruguay—0.2%
Oriental Republic of Uruguay, 5.10% Sr. Unsec. Nts., 6/18/50	8,895,000	9,084,019

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[1]	3,120,000	3,286,702

Total Foreign Government Obligations (Cost $488,726,057)		496,691,169

Corporate Loans—0.1%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 10/11/20[2]	2,980,905	2,995,809
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[2]	3,590,722	2,717,728

Total Corporate Loans (Cost $5,940,187)		5,713,537

Corporate Bonds and Notes—45.2%
Consumer Discretionary—8.2%
Auto Components—0.4%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]	3,630,000	3,548,325
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	650,000	654,063
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	3,645,000	3,888,759
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	3,190,000	3,213,925
Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	1,940,000	2,012,750
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]	1,455,000	1,585,950
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	1,460,000	1,480,075

		16,383,847

Automobiles—0.6%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[1]	2,160,000	2,254,500
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	2,150,000	2,150,705
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,421,000	2,138,456
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	1,649,000	1,648,642
3.664% Sr. Unsec. Nts., 9/8/24	3,287,000	3,284,400
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,110,000	1,238,580
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	1,855,000	1,860,383
3.15% Sr. Unsec. Nts., 6/30/22	2,228,000	2,221,071

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Automobiles (Continued)
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	$760,000	$803,734
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	2,678,000	2,638,786
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	676,000	668,637
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	2,855,000	2,853,210
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	2,475,000	2,620,406

		26,381,510

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	5,694,000	5,836,350

Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,407,000	2,551,179

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,141,809
6.00% Sec. Nts., 4/1/22[1]	3,590,000	3,729,113
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	2,190,000	2,277,600
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,283,000	1,358,376
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	690,000	747,787
6.875% Sr. Unsec. Nts., 5/15/23	1,835,000	1,970,331
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	2,465,000	2,643,712
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	2,580,000	2,702,550
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	1,245,000	1,297,912
Eldorado Resorts, Inc., 6% Sr. Unsec. Nts., 4/1/25[1]	1,800,000	1,914,750
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,115,475
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	1,455,000	1,478,644
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	3,630,000	3,970,313
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	6,310,000	6,925,225
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	3,570,000	3,654,788
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	3,075,325
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	5,495,000	5,639,244
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,198,654
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,750,000	3,762,301
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	3,510,000	3,843,450
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,630,000	4,011,150

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International: (Continued)
6.625% Sr. Unsec. Nts., 12/15/21	$3,430,000	$3,858,750
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	2,255,000	2,353,656
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	3,600,000	3,676,500
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,671,788
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,7]	14,750,000	—
Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[1]	1,510,000	1,534,538
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	4,828,000	5,310,800
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	1,445,000	1,547,956
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,467,542
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	3,585,000	3,504,338
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	6,475,000	6,823,031
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	1,759,000	1,808,876
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,102,547

		94,118,831

Household Durables—1.2%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[1]	2,890,000	3,139,262
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]	3,585,000	3,701,512
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	3,570,000	3,730,650
7.25% Sr. Unsec. Nts., 2/1/23	2,410,000	2,536,525
8.75% Sr. Unsec. Nts., 3/15/22	2,270,000	2,536,725
Century Communities, Inc., 5.875% Sr. Unsec. Nts., 7/15/25[1]	1,785,000	1,780,537
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,478,337
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	240,000	248,664
4.75% Sr. Unsec. Nts., 5/30/25[8]	7,244,000	7,597,145
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	1,210,000	1,343,100
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,173,359
5.00% Sr. Unsec. Nts., 11/15/23	1,900,000	2,033,747
5.50% Sr. Unsec. Nts., 4/1/46	722,000	872,536
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	3,955,000	4,073,650
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,345,906
6.00% Sr. Unsec. Nts., 2/15/35	245,000	246,838
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	735,000	777,263
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	3,050,000	3,271,125
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	4,197,000	4,357,535
4.875% Sr. Unsec. Nts., 11/15/25	410,000	426,400

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
Toll Brothers Finance Corp.: (Continued)
4.875% Sr. Unsec. Nts., 3/15/27	$355,000	$366,538
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	840,000	839,949
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,984,958

		53,862,261

Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	771,000	913,488
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,255,000	4,205,518

		5,119,006

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	1,942,000	1,940,580
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	2,595,000	2,647,772

		4,588,352

Media—2.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,081,000	1,159,958
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	3,800,000	3,980,500
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	2,081,212
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,277,862
5.875% Sr. Sub. Nts., 11/15/26[1]	2,175,000	2,275,594
6.125% Sr. Sub. Nts., 5/15/27[1]	1,440,000	1,523,246
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,538,000	3,944,870
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	725,000	779,375
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,953,025
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,485,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	1,351,000	1,381,397
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[1,5]	1,707,000	1,815,159
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,498,778
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	4,115,000	4,249,560
Series B, 7.625% Sr. Sub. Nts., 3/15/20	4,865,000	4,858,919
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	796,000	748,137
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	3,305,000	3,379,693
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,310,800
10.875% Sr. Unsec. Nts., 10/15/25[1]	2,465,000	2,973,406
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24[8]	8,445,000	9,042,230
7.75% Sr. Unsec. Nts., 7/1/26	715,000	849,063
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,197,125

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Gray Television, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 7/15/26[1]	$4,790,000	$4,897,775
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	4,005,000	3,158,944
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	842,000	888,024
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,685,000	3,896,888
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	706,763
Myriad International Holdings BV, 4.85% Sr. Unsec. Nts., 7/6/27[1,5]	1,450,000	1,456,944
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	3,515,000	3,567,725
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	2,178,300
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	2,425,000	2,540,188
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,740,000	2,818,775
Sirius XM Radio, Inc.:
3.875% Sr. Unsec. Nts., 8/1/22[1,5]	2,105,000	2,131,986
5.375% Sr. Unsec. Nts., 7/15/26[1]	2,910,000	3,019,125
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,253,000	1,289,202
6.10% Sr. Unsec. Nts., 2/15/18[1]	936,000	960,378
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	2,780,000	2,873,825
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	1,880,000	1,880,547
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,318,649
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	600,000	611,297
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,990,000	2,094,475
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	743,952
5.125% Sr. Sec. Nts., 2/15/25[1]	5,925,000	5,887,969
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	550,000	534,590
3.45% Sr. Unsec. Nts., 10/4/26	665,000	643,376
4.375% Sr. Unsec. Nts., 3/15/43	1,647,000	1,471,298
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	1,694,000	1,769,485
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,199,750
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	5,290,000	5,415,638

		120,721,402

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	5,981,000	6,332,384

Specialty Retail—0.6%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	515,000	512,068
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,610,000	1,753,440
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	3,600,000	3,717,000
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	4,029,840
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,005,000	878,119

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Specialty Retail (Continued)
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	$946,000	$1,016,950
6.875% Sr. Unsec. Nts., 11/1/35	4,860,000	4,714,200
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	720,000	751,500
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	1,430,000	1,385,312
7.125% Sr. Unsec. Nts., 3/15/23[1]	3,790,000	3,382,575
8.875% Sr. Unsec. Nts., 6/1/25[1]	715,000	662,162
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	1,660,000	1,689,990
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,357,950
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,421,000	1,385,192
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27[1]	1,800,000	1,795,500

		29,031,798

Textiles, Apparel & Luxury Goods—0.3%
Grupo Kaltex SA de CV, 8.875% Sr. Sec. Nts., 4/11/22[1]	1,350,000	1,215,000
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,275,000
4.875% Sr. Unsec. Nts., 5/15/26[1]	3,348,000	3,414,960
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,110,000	1,165,500
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,182,000	1,226,325
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	3,995,000	4,129,831

		12,426,616

Consumer Staples—2.6%
Beverages—0.3%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,878,000	2,885,641
3.65% Sr. Unsec. Nts., 2/1/26	1,366,000	1,410,003
4.90% Sr. Unsec. Nts., 2/1/46	787,000	893,053
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,863,892
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	1,006,136
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,393,623
4.20% Sr. Unsec. Nts., 7/15/46	691,000	680,968
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	2,089,000	2,230,275

		13,363,591

Food & Staples Retailing—0.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,179,050
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	3,795,000	4,004,484
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,840,000	1,547,900
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	4,205,000	4,157,694
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	114,000	113,942
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,681,469

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The): (Continued)
6.80% Sr. Unsec. Nts., 12/15/18	$812,000	$866,552
6.90% Sr. Unsec. Nts., 4/15/38	614,000	778,182
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	2,140,125
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,697,494
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,511,100
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	3,350,000	3,308,125
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	2,575,000	2,742,375
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	2,195,000	2,162,075
7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,583,550
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	365,000	380,512

		34,854,629

Food Products—0.9%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	736,200
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,639,146
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,342,770
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,830,000	5,107,725
Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[1]	2,160,000	2,257,200
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,906,248
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,567,375
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	1,486,000	1,535,114
4.375% Sr. Unsec. Nts., 6/1/46	1,587,000	1,552,927
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	1,432,000	1,491,070
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	3,205,000	3,132,887
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	2,771,000	2,746,643
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,755,512
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	2,628,000	2,644,942
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	4,255,000	4,552,850
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,248,000	1,257,751
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	2,030,000	2,292,185

		40,518,545

Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,800,000
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,200,019

		3,000,019

Personal Products—0.3%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	8,670,000	9,038,475
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	273,487

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Personal Products (Continued)
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	$6,320,000	$5,846,000
6.25% Sr. Unsec. Nts., 8/1/24	1,455,000	1,273,125

		16,431,087

Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	1,488,000	1,451,313
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,770,775
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	881,000	1,084,248
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[1]	4,910,000	5,112,537

		10,418,873

Energy—8.4%
Energy Equipment & Services—1.1%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,602,300
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	720,000	736,200
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	556,000	594,657
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	743,000	780,427
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	3,745,000	3,791,812
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	2,175,000	1,727,624
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	4,500,000	3,476,250
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	2,960,000	3,069,763
6.45% Sr. Unsec. Nts., 5/30/44[1]	8,030,000	9,139,031
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	4,200,000	3,339,000
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	5,080,000	4,762,500
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,334,421
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,524,000	1,600,543
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,127,500
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,033,463
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	4,075,000	3,922,188
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	3,571,000	3,749,550

		48,787,229

Oil, Gas & Consumable Fuels—7.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
7.875% Sr. Unsec. Nts., 12/15/24[1]	2,905,000	2,941,312
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	464,179
6.20% Sr. Unsec. Nts., 3/15/40	504,000	578,017
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	721,000	726,698
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	6,005,000	6,320,262

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	$2,550,000	$2,193,000
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	5,730,000	5,855,006
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	3,755,000	3,191,750
8.75% Sr. Unsec. Nts., 6/15/25[1]	1,435,000	1,208,987
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,701,000
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,386,000	1,470,643
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,823,334
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	657,601
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	4,683,000	2,979,559
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	5,310,000	4,619,700
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	7,245,000	7,009,537
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[1]	246,000	230,725
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[1]	1,430,000	1,467,537
7.00% Sr. Sec. Nts., 6/30/24	6,065,000	6,792,800
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,435,000	1,413,475
8.00% Sec. Nts., 12/15/22[1]	1,805,000	1,915,556
8.00% Sr. Unsec. Nts., 1/15/25[1]	715,000	710,531
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,845,576
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	1,494,000	1,505,329
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	198,900
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	4,135,000	4,279,725
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,258,000	2,314,967
4.50% Sr. Unsec. Nts., 6/1/25	1,322,000	1,409,658
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	359,277
5.95% Sr. Unsec. Nts., 3/15/46	578,000	726,595
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	3,155,000	3,115,562
8.00% Sr. Unsec. Nts., 4/1/23	1,715,000	1,809,325
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,535,000	1,511,975
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	3,980,000	4,029,750
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	1,822,000	1,029,430
6.375% Sr. Sub. Nts., 8/15/21	4,384,000	2,652,320
9.00% Sec. Nts., 5/15/21[1]	2,975,000	2,848,562
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	713,000	694,635
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	10,000	10,650
7.50% Sr. Sec. Nts., 10/15/20	2,470,000	2,772,575
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	723,000	718,896
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	681,000	709,857

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	$363,000	$386,094
4.90% Sr. Unsec. Nts., 5/15/46	505,000	545,941
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[6]	3,560,000	3,813,650
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	1,785,000	1,062,075
8.00% Sr. Sec. Nts., 11/29/24[1]	3,625,000	3,634,062
8.00% Sec. Nts., 2/15/25[1]	2,890,000	2,167,500
9.375% Sr. Unsec. Nts., 5/1/20	1,810,000	1,436,687
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	1,198,000	1,237,365
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	3,600,000	3,384,000
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	7,735,000	8,022,634
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	1,525,000	1,528,812
6.00% Sr. Unsec. Nts., 5/15/23	2,345,000	2,309,825
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	5,085,000	4,970,587
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[1]	2,880,000	2,606,400
12.00% Sec. Nts., 2/15/22[1]	844,000	957,940
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	4,010,000	4,517,213
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	5,412,000	3,842,520
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	795,000	804,195
4.75% Sr. Unsec. Nts., 4/19/27[1]	2,975,000	2,924,351
5.75% Sr. Unsec. Nts., 4/19/47[1]	7,340,000	6,957,329
6.375% Sr. Unsec. Nts., 4/9/21[1]	5,205,000	5,666,553
7.00% Sr. Unsec. Nts., 5/5/20[1]	5,425,000	5,907,771
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	2,000,000	2,129,802
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	1,300,000	1,355,250
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	1,435,000	1,311,231
7.00% Sr. Unsec. Nts., 3/31/24[1]	3,925,000	3,071,312
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	2,250,000	2,178,000
6.875% Sr. Unsec. Nts., 8/15/24	2,120,000	2,220,700
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	6,540,000	4,970,400
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	1,485,000	1,555,538
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25[1]	3,595,000	3,307,400
6.875% Sr. Unsec. Nts., 10/15/21	1,770,000	1,765,575
7.50% Sr. Unsec. Nts., 11/1/23[1]	2,540,000	2,517,775
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	711,000	733,876
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,085,000	2,131,402

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		$2,155,000	$2,268,138
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		4,440,000	4,317,900
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		1,228,000	1,316,967
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,070,000	4,863,650
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23[8]		7,835,000	7,756,650
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9]		3,195,000	3
6.00% Sr. Sec. Nts., 3/31/22[1]		1,445,000	1,439,581
6.375% Sr. Sec. Nts., 3/31/25[1]		1,440,000	1,423,800
10.00% Sr. Sec. Nts., 3/15/22[7,9]		5,950,000	6
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		4,960,000	4,689,680
6.125% Sr. Unsec. Nts., 1/17/22		4,020,000	4,160,700
7.25% Sr. Unsec. Nts., 3/17/44		2,780,000	2,743,860
7.375% Sr. Unsec. Nts., 1/17/27		9,642,000	10,225,341
8.375% Sr. Unsec. Nts., 5/23/21		10,675,000	11,976,069
8.75% Sr. Unsec. Nts., 5/23/26		6,705,000	7,727,513
Petroleos del Peru SA:
4.75% Sr. Unsec. Nts., 6/19/32[1,8]		7,285,000	7,248,575
5.625% Sr. Unsec. Nts., 6/19/47[1]		2,915,000	2,958,725
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[10]	EUR	620,000	733,584
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,990,000	3,428,111
4.625% Sr. Unsec. Nts., 9/21/23[8]		7,405,000	7,512,373
5.375% Sr. Unsec. Nts., 3/13/22[1]		1,460,000	1,538,840
6.375% Sr. Unsec. Nts., 2/4/21		2,450,000	2,657,760
6.875% Sr. Unsec. Nts., 8/4/26		3,155,000	3,503,628
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		1,193,000	1,183,427
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[10]		870,000	874,172
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		5,040,000	5,216,400
Resolute Energy Corp.:
8.50% Sr. Unsec. Nts., 5/1/20		3,800,000	3,790,500
8.50% Sr. Unsec. Nts., 5/1/20[1]		2,865,000	2,857,838
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]		1,293,000	1,309,172
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,935,000	1,947,423
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		3,360,000	2,704,800
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,132,950
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,537,550
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46		875,000	867,952
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20		2,315,000	2,377,505
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		1,440,000	1,454,400
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23		2,145,000	2,277,132

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]	$2,015,000	$2,040,188
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	3,565,000	3,627,388
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	2,592,000	2,832,019
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	1,884,000	1,985,265
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	1,080,000	1,073,250
7.125% Sr. Unsec. Nts., 4/15/25[1]	720,000	711,000
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]	1,430,000	1,435,005
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	3,610,000	3,402,425
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	1,041,000	1,032,640
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	3,260,000	3,553,400

		336,461,793

Financials—7.9%
Capital Markets—1.8%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,260,000	2,299,222
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	1,150,000	1,114,688
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,590,000	2,649,782
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	1,935,000	2,002,725
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,524,000	1,575,915
Credit Suisse Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	2,430,000	2,616,502
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,075,000	1,144,152
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	3,800,000	4,037,500
10.75% Sr. Unsec. Nts., 9/1/24[1]	2,280,000	2,428,200
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	4,385,000	4,425,438
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,11]	4,873,000	5,189,745
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	2,900,000	2,946,400
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,516,528
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,601,000	1,594,569
3.75% Sr. Unsec. Nts., 2/25/26	1,601,000	1,633,299
3.85% Sr. Unsec. Nts., 1/26/27	2,787,000	2,838,596
5.70% Jr. Sub. Perpetual Bonds, Series L2,11	1,351,000	1,407,742
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	3,695,000	3,826,634
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	3,465,000	3,572,273
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,2,11]	2,097,000	2,149,425
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[1]	1,840,000	1,853,614

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	$2,141,000	$2,242,456
5.00% Sub. Nts., 11/24/25	2,404,000	2,618,997
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,560,375
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	2,579,000	2,657,144
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[2]	1,097,000	1,098,016
Orchestra Borrower LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	715,000	738,523
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	1,460,000	1,590,174
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,588,684
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,109,075
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,767,986
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	2,150,000	2,273,625
8.25% Sr. Unsec. Nts., 12/15/20	1,465,000	1,648,125
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,539,000	1,537,098
UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	1,925,000	2,083,091
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	1,537,000	1,606,028
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,044,000	1,092,985

		84,035,331

Commercial Banks—3.4%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]	1,186,225	—
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	2,529,000	2,533,661
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	2,350,000	2,602,686
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,11]	2,055,000	2,152,600
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	765,000	799,425
Banco Mercantil del Norte SA (Grand Cayman):
6.875% Jr. Sub. Perpetual Bonds[1,2,5,11]	1,161,000	1,193,852
7.625% Jr. Sub. Perpetual Bonds[1,2,5,11]	1,069,000	1,107,794
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[2,11]	1,750,000	1,796,611
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	2,112,000	2,045,546
3.824% Sr. Unsec. Nts., 1/20/28[2]	1,593,000	1,622,767
6.30% Jr. Sub. Perpetual Bonds[2,11]	1,662,000	1,867,672
7.75% Jr. Sub. Nts., 5/14/38	1,865,000	2,693,025
8.00% Jr. Sub. Perpetual Bonds, Series K2,11	2,012,000	2,069,845
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	1,625,000	1,744,915
BankAmerica Capital III, 1.728% Jr. Sub. Nts., 1/15/27[2]	1,245,000	1,168,744
Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26	3,156,000	3,285,604

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
Barclays plc: (Continued)
7.875% Jr. Sub. Perpetual Bonds[2,11]	$2,050,000	$2,211,233
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,11]	2,045,000	2,254,612
BPCE SA, 3% Sr. Unsec. Nts., 5/22/22[1]	2,566,000	2,590,998
CIT Group, Inc., 5.80% Jr. Sub. Perpetual Bonds[2,11]	1,867,000	1,951,015
Citigroup, Inc.:
4.281% Sr. Unsec. Nts., 4/24/48[2]	2,472,000	2,543,690
4.75% Sub. Nts., 5/18/46	1,221,000	1,288,623
6.125% Jr. Sub. Perpetual Bonds[2,11]	1,315,000	1,415,269
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,434,000	1,436,345
2.65% Sr. Unsec. Nts., 5/26/22	609,000	607,984
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,546,000	2,538,922
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	2,749,000	2,878,769
Credit Bank of Moscow Via CBOM Finance plc:
7.50% Sub. Nts., 10/5/27[1,2]	2,490,000	2,473,935
8.875% Jr. Sub. Perpetual Bonds[1,2,11]	1,630,000	1,569,459
Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]	1,561,000	1,584,491
6.125% Jr. Sub. Perpetual Bonds[2,11]	2,229,000	2,335,100
Energuate Trust, 5.875% Sr. Unsec. Nts., 5/3/27[1]	1,365,000	1,411,069
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[2,11]	695,000	708,900
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,485,254
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,045,000	1,030,246
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	1,509,000	1,512,093
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,735,000	1,780,110
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	1,010,000	1,007,475
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	2,570,000	2,621,400
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	1,220,000	1,265,302
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,600,147
4.35% Sub. Nts., 2/4/23	1,991,000	2,080,872
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	1,856,000	1,878,959
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	1,112,000	1,158,765
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[2]	2,201,000	2,215,872
3.782% Sr. Unsec. Nts., 2/1/28[2]	4,570,000	4,679,465
4.26% Sr. Unsec. Nts., 2/22/48[2]	1,056,000	1,112,774
6.125% Jr. Sub. Perpetual Bonds[2,11]	1,740,000	1,881,375
7.90% Jr. Sub. Perpetual Bonds, Series 1[2,11]	1,980,000	2,060,685
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	3,770,000	3,977,350
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	2,079,000	2,068,559
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	1,305,000	1,354,238
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,11]	1,702,000	1,914,750

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	$2,185,000	$2,181,674
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	2,273,000	2,264,765
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,472,000	1,478,413
Royal Bank of Scotland Group plc, 3.498% Sr. Unsec. Nts., 5/15/23[2]	1,801,000	1,813,677
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	3,240,000	3,303,828
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	2,620,000	2,651,010
Societe Generale SA, 7.375% Jr. Sub. Perpetual Bonds[1,2,11]	2,155,000	2,322,012
Standard Chartered plc:
2.68% Jr. Sub. Perpetual Bonds[1,2,11]	400,000	341,000
7.50% Jr. Sub. Perpetual Bonds[1,2,11]	2,195,000	2,354,137
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,225,000	1,199,671
SunTrust Banks, Inc., 5.05% Jr. Sub. Perpetual Bonds[2,11]	1,891,000	1,924,093
Swedbank AB, 6% Jr. Sub. Perpetual Bonds[2,11]	2,193,000	2,310,628
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]	720,000	723,751
Turkiye Garanti Bankasi AS, 6.125% Sub. Nts., 5/24/27[1,2]	1,650,000	1,637,985
Turkiye Is Bankasi AS:
5.375% Sr. Unsec. Nts., 10/6/21[1]	1,475,000	1,483,582
6.00% Sub. Nts., 10/24/22[1]	1,465,000	1,471,689
Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[1]	4,100,000	4,098,811
6.875% Sub. Nts., 2/3/25[1,2]	1,865,000	1,901,315
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,11]	2,235,000	2,301,943
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,733,000	1,715,013
3.15% Sr. Unsec. Nts., 4/27/27	615,000	616,864
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[2,11]	1,827,000	1,839,332
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[2]	2,055,000	2,079,054
4.75% Sub. Nts., 12/7/46	1,434,000	1,536,977
7.98% Jr. Sub. Perpetual Bonds, Series K2,11	2,009,000	2,096,392
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	5,620,000	5,579,536
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	1,835,000	1,801,420

		154,199,424

Consumer Finance—0.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	3,885,000	3,205,125
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	3,065,000	3,195,262
5.75% Sub. Nts., 11/20/25	3,370,000	3,559,562
8.00% Sr. Unsec. Nts., 11/1/31	1,140,000	1,402,200
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[2,11]	2,142,000	2,180,021
American Express Credit Corp.:
2.70% Sr. Unsec. Nts., 3/3/22	1,547,000	1,560,863

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Consumer Finance (Continued)
American Express Credit Corp.: (Continued)
3.30% Sr. Unsec. Nts., 5/3/27	$1,541,000	$1,538,294
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,017,000	1,015,459
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,818,000	1,799,436
4.10% Sr. Unsec. Nts., 2/9/27	1,056,000	1,059,972
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	1,589,000	1,698,171
Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22	1,425,000	1,514,063
6.625% Sr. Unsec. Nts., 7/26/21	1,475,000	1,591,156
6.75% Sr. Unsec. Nts., 6/25/25	1,865,000	1,926,787
7.25% Sr. Unsec. Nts., 1/25/22	6,570,000	7,202,363

		34,448,734

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	790,000	792,029
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6,12] MXN	20,232,960	111,484
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]	2,895,000	3,031,065
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,300,000	1,321,499
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]	991,000	991,110
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	2,390,000	2,545,350

		8,792,537

Insurance—0.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	1,600,000	1,653,829
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,527,000	1,630,457
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	646,000	637,401
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]	1,570,000	1,587,306
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,012,000	1,087,714
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,11]	2,721,000	2,831,799
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	2,669,000	2,765,925
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47	1,935,000	2,018,213
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[2]	1,981,000	2,102,336
5.375% Jr. Sub. Nts., 5/15/45[2]	1,827,000	1,982,295
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27	1,066,000	1,049,669
XLIT Ltd., 3.616% Jr. Sub. Perpetual Bonds[2,11]	2,150,000	2,010,250

		21,357,194

Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	1,822,000	1,847,871
5.90% Sr. Unsec. Nts., 11/1/21	841,000	948,339
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,12] MXN	17,961,653	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	1,798,000	1,835,954
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	2,165,000	2,313,844

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Equinix, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 1/15/26	$2,315,000	$2,529,855
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25	3,065,000	3,287,212
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23	2,390,000	2,608,087
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	3,075,325
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	2,615,000	2,642,784
6.00% Sr. Unsec. Nts., 4/1/22	4,325,000	4,443,938
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	1,825,000	1,973,281
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	2,195,000	2,398,323
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	2,990,000	3,143,237
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]	2,175,000	2,267,438
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	3,460,000	3,596,670
Uniti Group, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[1]	2,175,000	2,164,817
8.25% Sr. Unsec. Nts., 10/15/23	3,360,000	3,477,600
Vereit Operating Partner, 3% Sr. Unsec. Nts., 2/6/19	934,000	943,751
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	1,304,000	1,304,059
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	390,095

		47,192,480

Real Estate Management & Development—0.2%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]	330,000	338,250
6.875% Sr. Unsec. Nts., 12/15/23[1]	1,455,000	1,493,194
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,695,625
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	3,045,000	3,159,187

		8,686,256

Thrifts & Mortgage Finance—0.1%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	1,070,000	1,099,425
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	3,850,000	3,994,375

		5,093,800

Health Care—3.6%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,268,000	1,295,698
4.70% Sr. Unsec. Nts., 5/14/45	436,000	465,780
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	562,000	644,491

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Biotechnology (Continued)
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	$2,765,000	$2,776,500
3.875% Sr. Unsec. Nts., 8/15/25	1,233,000	1,289,982
5.00% Sr. Unsec. Nts., 8/15/45	299,000	338,462
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,156,000	1,270,651
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,780,000	2,768,708
3.20% Sr. Unsec. Nts., 9/23/26	2,137,000	2,094,025

		12,944,297

Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,663,000	2,684,696
3.75% Sr. Unsec. Nts., 11/30/26	2,068,000	2,115,328
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,589,000	1,593,489
3.70% Sr. Unsec. Nts., 6/6/27	1,881,000	1,887,755
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,975,000	2,043,102
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,720,000	1,608,200
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	2,080,000	2,199,600
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	1,505,000	1,589,656
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	1,132,000	1,278,946

		17,000,772

Health Care Providers & Services—1.8%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,305,000	2,395,759
6.50% Sr. Unsec. Nts., 3/1/24	730,000	781,100
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	1,250,000	1,247,269
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	5,515,000	5,783,856
6.125% Sr. Unsec. Nts., 2/15/24	735,000	796,505
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,325,000	4,481,132
6.875% Sr. Unsec. Nts., 2/1/22[8]	10,445,000	9,165,487
7.125% Sr. Unsec. Nts., 7/15/20	995,000	972,612
8.00% Sr. Unsec. Nts., 11/15/19	2,620,000	2,642,925
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	3,875,000	3,940,391
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,740,000	1,794,375
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	2,335,000	2,463,425
5.875% Sr. Unsec. Nts., 1/31/22[1]	2,206,000	2,454,175
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,230,903
5.50% Sr. Sec. Nts., 6/15/47	3,570,000	3,703,875
7.50% Sr. Unsec. Nts., 2/15/22[8]	6,600,000	7,614,750
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,380,000	4,513,590

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19[8]	$7,280,000	$7,320,040
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,567,169
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,575,000	1,601,318
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	3,295,000	3,332,069
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,761,938
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	4,700,000	4,711,750
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,576,585
8.125% Sr. Unsec. Nts., 4/1/22	2,880,000	3,067,200
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,075,000	2,119,094

		85,039,292

Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	2,000,000	2,057,500
5.00% Sr. Unsec. Nts., 10/15/26[1]	982,000	1,015,142
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	340,000	363,131
5.30% Sr. Unsec. Nts., 2/1/44	806,000	945,297

		4,381,070

Pharmaceuticals—1.0%
Allergan Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	2,318,000	2,328,104
3.80% Sr. Unsec. Nts., 3/15/25	1,680,000	1,740,668
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	1,745,000	261,750
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	2,900,065
6.00% Sr. Unsec. Nts., 2/1/25[1]	660,000	541,200
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,872,400
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	851,513
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,345,000	2,943,600
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,655,450
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,181,125
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,105,000	2,036,588
5.50% Sr. Unsec. Nts., 3/1/23[1]	6,765,000	5,775,551
5.875% Sr. Unsec. Nts., 5/15/23[1]	3,990,000	3,441,375
6.125% Sr. Unsec. Nts., 4/15/25[1]	5,910,000	5,023,500
6.375% Sr. Unsec. Nts., 10/15/20[1]	1,440,000	1,402,200
6.75% Sr. Unsec. Nts., 8/15/21[1]	3,090,000	2,950,950
7.00% Sr. Sec. Nts., 3/15/24[1]	2,160,000	2,276,100
7.25% Sr. Unsec. Nts., 7/15/22[1]	3,355,000	3,170,475

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Valeant Pharmaceuticals International, Inc.: (Continued)
7.50% Sr. Unsec. Nts., 7/15/21[1]	$2,160,000	$2,100,600

		47,453,214

Industrials—3.7%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,994,000	2,078,526
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	4,640,000	5,162,000
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	3,005,000	3,143,981
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	3,054,000	2,076,720
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	972,000	997,392
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,480,000	1,676,242
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	645,000	648,872
4.30% Sr. Unsec. Nts., 3/1/24	894,000	950,747
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	3,545,000	3,607,037
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	6,495,000	6,486,881
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	506,000	506,764

		27,335,162

Air Freight & Couriers—0.1%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	2,120,000	1,982,200
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	498,000	515,087
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,159,950

		3,657,237

Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,543,149
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,625,000	2,762,812
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	1,010,000	1,029,847

		6,335,808

Building Products—0.2%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,914,000	1,889,346
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,035,000	4,272,056
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	1,230,000	1,268,438

		7,429,840

Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,457,750
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[13]	2,505,000	2,680,099
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,660,000	1,411,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,746,925
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	4,495,000	4,393,862
5.875% Sr. Unsec. Nts., 7/1/25	1,430,000	1,390,675

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	$1,965,000	$2,019,037
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,990,000	1,905,425
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,126,000	2,182,809
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,372,716
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,849,750
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	530,000	558,556
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	4,065,000	4,115,813

		32,084,417

Construction & Engineering—0.1%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,105,000	1,279,037
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	2,155,000	2,273,525

		3,552,562

Electrical Equipment—0.1%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,727,000	2,791,766
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,820,688

		6,612,454

Industrial Conglomerates—0.1%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,620,506
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/271,[5]	1,255,000	1,255,801
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,435,106
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	500,000	514,774
3.85% Sr. Unsec. Nts., 12/15/25	918,000	946,905

		5,773,092

Machinery—0.7%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,495,012
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,155,000	5,348,312
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,650,000	3,805,125
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,158,212
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,880,000	2,860,825
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	3,570,000	3,731,007
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	3,960,000	4,148,100
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	2,085,000	2,116,275
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27[1]	780,000	820,463
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	651,000	657,578
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	725,000	746,750
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	1,102,000	1,088,826

		29,976,485

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Professional Services—0.2%
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	$715,000	$741,813
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	2,368,000	2,368,000
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	5,445,000	5,669,606

		8,779,419

Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,780,000	2,627,100
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	381,729
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,600,512
Hertz Corp. (The):
7.375% Sr. Unsec. Nts., 1/15/21	710,000	688,700
7.625% Sec. Nts., 6/1/22[1]	2,140,000	2,140,214
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	664,667
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	2,206,000	2,172,306

		10,275,228

Trading Companies & Distributors—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,859,000	2,979,478
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,170,000	1,164,737
3.625% Sr. Unsec. Nts., 4/1/27	1,121,000	1,123,513
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	781,100
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,091,800
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,875,000	1,975,781
6.75% Sr. Unsec. Nts., 12/15/20	2,590,000	2,722,738
HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,560,225
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	1,967,000	2,085,020
7.75% Sec. Nts., 6/1/24[1]	1,313,000	1,391,780
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,720,000	3,999,000
United Rentals North America, Inc., 5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,900,938

		24,776,110

Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,400,000	2,826,706

Information Technology—2.6%
Communications Equipment—0.3%
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	1,545,000	1,657,013
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	1,200,000	1,215,240
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	3,680,000	3,827,200
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,155,181

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Communications Equipment (Continued)
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	$1,605,000	$1,637,100
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	1,537,000	1,568,209

		12,059,943

Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,840,000	1,835,707
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	1,320,000	1,377,750
5.50% Sr. Unsec. Nts., 12/1/24	417,000	453,096
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	2,030,000	2,156,217

		5,822,770

Internet Software & Services—0.3%
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[6,13]	6,401,815	5,825,652
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,214,900
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	3,990,000	4,259,325
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[1]	2,054,000	2,079,067
5.25% Sr. Unsec. Nts., 4/1/25	759,000	814,027

		15,192,971

IT Services—0.9%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	2,155,000	2,122,675
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,383,000	1,364,396
Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	4,950,000	5,779,125
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	1,864,000	1,888,534
4.75% Sr. Unsec. Nts., 4/15/27[1]	1,997,000	2,086,442
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,918,005
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	3,840,000	3,963,571
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,861,662
7.00% Sr. Unsec. Nts., 12/1/23[1]	5,690,000	6,088,300
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,274,286
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,540,000	5,733,900
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,690,000	4,912,775
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,554,782

		42,548,453

Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	612,000	713,782
Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	1,675,000	1,747,862
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,735,000	4,038,469
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	1,252,000	1,256,546

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	$725,000	$763,969

		8,520,628

Software—0.6%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	560,000	591,778
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,631,757
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	2,847,000	2,915,001
5.875% Sr. Unsec. Nts., 6/15/21[1]	1,205,000	1,265,250
6.02% Sr. Sec. Nts., 6/15/26[1]	1,666,000	1,838,419
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,408,523
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,815,505
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,268,523
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	1,663,000	1,642,592
Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,452,948
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	2,330,000	2,574,650
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	3,270,000	3,523,425

		24,928,371

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,362,000	1,478,346
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	1,085,000	1,158,238
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	690,000	691,864
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,535,000	1,650,125
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	2,540,000	3,002,737

		7,981,310

Materials—3.7%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	1,068,000	1,070,006
4.125% Sr. Unsec. Nts., 3/15/35	388,000	387,747
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	1,249,000	1,286,752
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	1,075,000	1,104,562
6.625% Sr. Unsec. Nts., 5/15/23	1,220,000	1,296,250
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	2,387,000	2,398,369
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	5,065,000	4,647,137
10.375% Sr. Sec. Nts., 2/1/22[1]	4,225,000	4,203,875
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]	1,065,000	1,122,244
Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	1,445,000	1,538,925
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]	720,000	759,600
10.50% Sr. Unsec. Nts., 4/15/23[1]	2,960,000	3,433,600
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	715,000	713,213

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
NOVA Chemicals Corp.: (Continued)
5.25% Sr. Unsec. Nts., 8/1/23[1]		$1,465,000	$1,510,781
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,340,000	4,057,908
4.625% Sr. Unsec. Nts., 7/15/24		3,725,000	3,958,982
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		3,315,000	3,439,313
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,696,000	2,844,280
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,104,562
3.75% Sr. Unsec. Nts., 3/15/27		649,000	660,886
Sherwin-Williams Co. (The), 3.95% Sr. Unsec. Nts., 1/15/26[1]		1,287,000	1,330,531
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		3,765,000	3,256,725
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20		5,625,000	5,653,125
7.50% Sr. Unsec. Nts., 3/15/22[1]		1,215,000	1,257,525
Venator Finance Sarl/Venator Materials Corp., 5.75% Sr. Unsec. Nts., 7/15/25[1,5]		2,140,000	2,166,022
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,710,122

			57,913,042

Construction Materials—0.2%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		932,000	1,055,817
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1]		2,020,000	2,050,300
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,237,000	1,301,942
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		669,000	662,774
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		1,445,000	1,425,131
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		715,000	734,663
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		2,200,000	2,332,000
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27		1,378,000	1,418,954

			10,981,581

Containers & Packaging—0.7%
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	5,212,350
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,880,000	3,024,000
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24		2,165,000	2,219,125
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27		1,220,000	1,176,685
4.80% Sr. Unsec. Nts., 6/15/44		1,011,000	1,084,763
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		760,000	770,260
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,360,000	1,443,300
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,991,000	2,138,846

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	$2,185,000	$2,272,400
7.00% Sr. Unsec. Nts., 7/15/24[1]	4,065,000	4,368,208
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,726,031
5.125% Sr. Unsec. Nts., 12/1/24[1]	1,915,000	2,063,413
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	2,105,000	2,168,150

		29,667,531

Metals & Mining—1.2%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	3,185,000	3,380,081
AK Steel Corp., 7% Sr. Unsec. Nts., 3/15/27	3,140,000	3,257,750
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	773,900
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	760,725
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	4,010,000	3,799,475
9.50% Sr. Sec. Nts., 4/1/21[1]	1,440,000	1,487,938
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24[1]	2,145,000	2,088,694
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	1,535,000	1,427,550
6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,387,200
8.00% Sr. Unsec. Nts., 1/15/23[1]	995,000	1,029,825
First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	2,520,000	2,583,000
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,127,600
Freeport-McMoRan, Inc.:
5.40% Sr. Unsec. Nts., 11/14/34	2,605,000	2,337,987
6.125% Sr. Unsec. Nts., 6/15/19	1,450,000	1,475,375
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	762,000	851,971
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,531,387
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,995,000	3,048,880
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1,5]	2,140,000	2,138,521
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	725,000	767,816
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[1]	3,020,000	3,104,258
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	4,020,000	4,329,621
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	715,000	709,637
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,337,950
6.125% Sr. Unsec. Nts., 10/1/35	1,605,000	1,681,238
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	1,520,000	1,528,664
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[6]	2,135,000	2,404,544

		53,351,587

Paper & Forest Products—0.3%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	2,135,000	2,124,325
Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27	227,000	232,312
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,184,000	2,235,870

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products (Continued)
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[1]	$1,445,000	$1,512,467
7.75% Sr. Unsec. Nts., 12/1/22	1,445,000	1,555,181
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	3,270,000	3,392,625
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	4,190,000	4,360,743

		15,413,523

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	2,249,000	2,330,034
4.35% Sr. Unsec. Nts., 6/15/45	2,210,000	2,061,994
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	2,132,000	3,249,272
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	2,154,472
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	2,900,000	3,146,500
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,515,000	3,857,712
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	1,275,000	1,299,907
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	6,385,000	6,567,611
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,413,273
10.50% Sr. Unsec. Nts., 9/15/22[8]	8,280,000	7,917,750
11.00% Sr. Unsec. Nts., 9/15/25	4,515,000	4,210,237
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[1]	1,020,000	1,087,136
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,629,984
5.625% Sr. Unsec. Nts., 2/1/23	1,325,000	1,381,313
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	687,802
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,127,694
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,806,280
4.103% Sr. Unsec. Nts., 3/8/27	701,000	725,756
5.213% Sr. Unsec. Nts., 3/8/47	1,171,000	1,271,211
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	846,000	1,115,714
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	2,165,000	2,258,528
5.125% Sr. Unsec. Nts., 4/15/25	2,165,000	2,278,663
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,161,000
6.00% Sr. Unsec. Nts., 4/15/24	2,925,000	3,137,063
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	1,942,000	1,880,056
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	1,010,290
4.522% Sr. Unsec. Nts., 9/15/48	1,417,000	1,348,957
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	3,310,000	2,749,369
7.75% Sr. Unsec. Nts., 10/1/21	1,495,000	1,412,775

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	$715,000	$749,856
6.00% Sr. Unsec. Nts., 4/1/23	3,920,000	4,145,400

		74,173,609

Wireless Telecommunication Services—0.7%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[1]	1,500,000	1,581,585
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	5,555,000	5,902,187
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,310,000
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24[8]	7,085,000	7,899,775
7.875% Sr. Unsec. Nts., 9/15/23	5,445,000	6,275,362
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	3,585,000	3,741,844
VimpelCom Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	2,920,000	2,936,294

		30,647,047

Utilities—2.2%
Electric Utilities—0.8%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	995,000	1,034,870
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	1,275,000	1,292,531
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,416,000	1,422,862
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,207,000	1,153,361
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,619,750
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	1,640,000	1,627,846
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,244,000	1,243,480
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[1]	1,254,000	1,244,588
6.25% Sr. Unsec. Nts., 9/15/17[1]	2,157,000	2,176,109
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	826,237
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	623,000	647,431
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	1,168,000	1,179,576
4.85% Sr. Unsec. Nts., 4/1/47	1,021,000	1,056,215
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	662,190
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1,5]	2,140,000	2,142,675
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	694,000	811,810
Orazul Energy Egenor S en C por A, 5.625% Sr. Unsec. Nts., 4/28/27[1]	3,120,000	3,057,600
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	3,755,000	4,054,848
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,652,423
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	908,000	937,466

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	$2,388,000	$2,380,624
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	1,940,000	1,969,511
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,638,000	1,701,594

		35,895,597

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	1,966,000	1,867,700
6.75% Sr. Unsec. Nts., 6/15/23	2,500,000	2,337,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	1,800,000	1,800,000

		6,005,200

Independent Power and Renewable Electricity Producers—1.0%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	2,470,000	2,688,546
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[1]	1,275,000	1,340,905
AES Corp., 6% Sr. Unsec. Nts., 5/15/26	2,750,000	2,956,250
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	2,135,000	2,102,975
5.75% Sr. Unsec. Nts., 1/15/25	3,265,000	3,077,262
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	1,335,000	1,254,900
6.75% Sr. Unsec. Nts., 11/1/19	3,150,000	3,264,187
7.375% Sr. Unsec. Nts., 11/1/22	4,420,000	4,375,800
8.00% Sr. Unsec. Nts., 1/15/25[1]	3,990,000	3,890,250
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	4,665,000	2,845,650
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	2,325,000	2,365,687
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 10.06%, 12/30/28	2,128,833	2,022,392
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	3,225,000	3,245,156
7.25% Sr. Unsec. Nts., 5/15/26	5,910,000	6,146,400
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	294,000	287,385
6.50% Sr. Unsec. Nts., 6/1/25	5,505,000	3,894,788

		45,758,533

Multi-Utilities—0.3%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	1,193,000	1,190,872
4.90% Sr. Unsec. Nts., 8/1/41	1,045,000	1,147,496
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	3,100,000	2,999,250
NGPL PipeCo LLC, 7.768% Sr. Unsec. Nts., 12/15/37[1]	1,780,000	2,127,100
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	1,833,000	1,849,559
6.80% Sr. Unsec. Nts., 1/15/19	378,000	403,944

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Multi-Utilities (Continued)
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	$2,250,000	$2,226,672

		11,944,893

Total Corporate Bonds and Notes (Cost $2,059,006,842)		2,070,034,812

	Shares
Preferred Stocks—0.8%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	923,048
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	39,075	952,258
BB&T Corp., 5.625% Non-Cv.	28,675	771,357
Citigroup Capital XIII, 7.542% Cum., Non-Vtg.[2]	53,125	1,380,187
Dominion Energy, Inc., 5.25% Cum.	37,800	951,426
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	37,700	954,187
eBay, Inc., 6% Cv.	34,600	947,002
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[2]	44,200	1,325,558
First Republic Bank, 7% Non-Cum.	25,975	697,429
GMAC Capital Trust I, 6.901% Jr. Sub., Non-Vtg.[2]	54,825	1,436,415
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	90,275	2,475,340
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[2]	59,125	1,818,094
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	27,300	749,931
KeyCorp, 6.125% Non-Cum., Non-Vtg.[2]	78,200	2,291,260
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[2]	57,175	1,562,021
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[2]	54,200	1,546,868
NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	37,375	946,709
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	27,175	749,758
Peabody Energy Corp., 8.50% Cv., Series A, Vtg.[14]	6,188	232,770
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[2]	50,625	1,498,500
Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	743,314
Public Storage, 6% Cum., Non-Vtg.	39,425	1,054,619
Qwest Corp., 7% Sr. Unsec.	53,125	1,409,406
Regions Financial Corp., 6.375% Non-Cum., Series A	26,600	679,125
Senior Housing Properties Trust, 5.625% Cv.	37,850	958,741
Southern Co. (The), 5.25% Jr. Sub.	41,275	1,032,288
State Street Corp., 6% Non-Cum., Non-Vtg.	51,650	1,382,671
US Bancorp, 6.50% Non-Cum., Non-Vtg.[2]	54,000	1,603,260
Validus Holdings Ltd., 5.80% Non-Cum.[14]	36,350	921,109
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	42,050	1,069,752
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	13,730	352,998
Zions Bancorporation, 6.30% Non-Cum.[2]	30,162	844,536

Total Preferred Stocks (Cost $35,277,698)		36,261,937

Common Stocks—0.4%
Arco Capital Corp. Ltd.[1,9,14]	2,494,716	—
Carrizo Oil & Gas, Inc.[8,14]	30,616	533,331
Dynegy, Inc.[8,14]	272,001	2,249,448
EP Energy Corp., Cl. A8,14	514,297	1,882,327
Frontier Communications Corp.[8]	603,395	699,938

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

			Shares		Value
Common Stocks (Continued)
JSC Astana Finance, GDR[6,14]				1,681,847	$—
Newfield Exploration Co.[8,14]				20,203	574,977
Parsley Energy, Inc., Cl. A8,14				24,793	688,006
Peabody Energy Corp.[14]				1,231	30,098
Peabody Energy Corp.[8,14]				113,666	2,779,134
Premier Holdings Ltd.[14]				1,088,661	—
Quicksilver Resources, Inc.[14]				12,760,000	269,236
Range Resources Corp.[8]				52,103	1,207,226
RSP Permian, Inc.[8,14]				18,706	603,643
Sabine Oil[14]				2,464	112,728
Schlumberger Ltd.				9,836	647,602
SM Energy Co.[8]				35,520	587,146
Valeant Pharmaceuticals International, Inc.[14]				316,868	5,481,816

Total Common Stocks (Cost $38,373,428)					18,346,656

			Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[14]				25,422	243,034
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]				7,816	60,574
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[14]				1,392	9,396

Total Rights, Warrants and Certificates (Cost $1,590,968)					313,004

			Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,15]				$ 2,876,315	1,418,177
3.054%, 4/30/25[1,15]				3,664,867	1,806,976
3.098%, 4/30/25[1,15]				3,164,026	1,560,034
3.131%, 4/30/25[1,15]				2,828,240	1,394,474
3.179%, 4/30/25[1,15]				3,521,388	1,736,233
3.231%, 4/30/25[1,15]				4,019,131	1,981,646
3.265%, 4/30/25[1,15]				3,210,815	1,583,104
3.346%, 4/30/25[1,15]				3,018,029	1,488,050
74.303%, 12/31/17[6,12]			BRL	14,420,000	7,453,242
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,15]				115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34			RUB	102,764,682	768,855

Total Structured Securities (Cost $32,005,589)					21,190,791

Short-Term Note—0.5%
Arab Republic of Egypt Treasury Bills, 19.026%, 11/14/17[15]
(Cost $22,721,397)			EGP	438,975,000	22,669,885
	Exercise Price	Expiration Date	Contracts
Exchange-Traded Options Purchased—0.0%
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put[14]	USD 87.000	8/18/17		USD 10,468	690,888

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Options Purchased (Continued)
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put[14]	USD	86.000	8/18/17	USD	10,465	$ 449,995

Total Exchange-Traded Options Purchased (Cost $1,260,179)						1,140,883

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
AUD Currency Put[14]	GSCOI	USD	0.746	7/25/17	AUD	54,932,280	42,518
EUR Currency Call[14]	BNP	USD	1.160	9/14/17	EUR	51,116,570	437,711
KRW Currency Put[14]	BAC	KRW	1138.000	8/30/17	KRW	99,825,714,882	1,397,560
MXN Currency Call[14,18]	GSCO-OT	MXN	19.500	7/13/17	MXN	1,493,525	1,486,087
SX5E Index Put[14]		EUR	3407.650	6/15/18	EUR	21,495	372,181

Total Over-the-Counter Options Purchased (Cost $3,307,421)							3,736,057

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 6/4/28 Call[14]	UBS	Receive	Three-Month USD LIBOR	2.550%	5/31/18	USD 74,000	1,406,231
Interest Rate Swap maturing 6/4/28 Call[14]	UBS	Receive	Three-Month USD LIBOR	2.800	5/31/18	USD 74,000	911,548
Interest Rate Swap maturing 8/25/21 Call[14]	BAC	Receive	Three-Month USD LIBOR	2.065	8/23/17	USD 370,000	971,890
Interest Rate Swap maturing 8/27/19 Call[14]	BAC	Receive	Three-Month USD LIBOR	1.795	8/23/17	USD 370,000	147,700

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/11/22 Call[14]	CITNA-B	Pay	Three- Month USD LIBOR	1.853%	9/7/17	USD 248,640	$544,181
Interest Rate Swap maturing 9/13/27 Call[14]	BAC	Receive	Six-Month EUR EURIBOR	0.822	9/11/17	EUR 66,600	1,159,369
Interest Rate Swap maturing 9/16/47 Call[14]	BAC	Receive	Three- Month USD LIBOR	2.465	9/12/17	USD 32,930	1,047,589
Interest Rate Swap maturing 9/20/27 Call[14]	UBS	Pay	Three- Month USD LIBOR	2.148	9/18/17	USD 162,800	804,257
Interest Rate Swap maturing 9/20/47 Call[14]	UBS	Receive	Three- Month USD LIBOR	2.411	9/18/17	USD 67,340	2,682,258
Interest Rate Swap maturing 9/26/47 Call[14]	CITNA-B	Receive	Three- Month USD LIBOR	2.407	9/22/17	USD 32,856	1,347,580

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $10,586,760)							11,022,603

	Shares
Investment Companies—23.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[16,17]	181,974,953	181,974,953
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	6,424,556	105,381,165
Oppenheimer Master Loan Fund, LLC[16]	39,507,607	648,189,817
Oppenheimer Ultra-Short Duration Fund, Cl. Y16	24,866,400	124,580,663
Total Investment Companies (Cost $1,060,107,671)		1,060,126,598
Total Investments, at Value (Cost $4,808,689,629)	105.2%	4,821,881,922
Net Other Assets (Liabilities)	(5.2)	(239,295,812)

Net Assets	100.0%	$ 4,582,586,110

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,397,983,288 or 30.51% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,721,886 or 0.21% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $19,611,200, which represents 0.43% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10 –1/31/13	$5,445,353	$5,825,652	$380,299
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	99,761	2,628	(97,133)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 74.303%, 12/31/17	9/19/07	7,276,015	7,453,242	177,227
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	10/20/16	3,560,000	3,813,650	253,650
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,200	111,484	(1,730,716)
JSC Astana Finance, GDR	6/5/15	—	—	—
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	2,343,239	2,404,544	61,305

		$20,566,568	$19,611,200	$(955,368)

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $83,456,603. See Note 6 of the accompanying Consolidated Notes.

9. Security received as the result of issuer reorganization.

10. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Interest or dividend is paid-in-kind, when applicable.

14. Non-income producing security.

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

15. Zero coupon bond reflects effective yield on the original acquisition date.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	391,270,487	980,974,293	1,190,269,827	181,974,953
Oppenheimer Master Event-Linked Bond Fund, LLC	6,701,817	—	277,261	6,424,556
Oppenheimer Master Loan Fund, LLC	30,338,936	10,569,775	1,401,104	39,507,607
Oppenheimer Ultra-Short Duration Fund, Cl. Y	24,645,140	221,260	—	24,866,400

	Value	Income		Realized Gain
Oppenheimer Institutional Government Money Market Fund, Cl. E	$181,974,953	$856,357		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	105,381,165	4,832,521	[a]	79,330[a]
Oppenheimer Master Loan Fund, LLC	648,189,817	26,866,665	[b]	2,770,416[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	124,580,663	1,108,810		—

Total	$1,060,126,598	$33,664,353		$2,849,746

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield at period end.

18. One-Touch Binary option becomes eligible for exercise if at Expiration Date at the Expiration Time spot rates are less than or equal to 19.500 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,682,674,140	76.4%
Brazil	98,872,486	2.1
Russia	92,660,159	1.9
Canada	65,166,695	1.4
Indonesia	63,209,331	1.3
Supranational	52,923,238	1.1
Mexico	44,689,636	0.9
Peru	44,677,832	0.9
India	42,012,871	0.9
Argentina	39,503,855	0.8
Turkey	37,394,292	0.8
United Kingdom	36,290,750	0.8
Netherlands	32,731,833	0.7
South Africa	30,762,860	0.6

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Egypt	$30,574,645	0.6%
Kazakhstan	25,417,642	0.5
Ukraine	23,568,822	0.5
Colombia	21,999,937	0.5
Ireland	21,978,646	0.5
Luxembourg	18,009,999	0.4
Malaysia	17,109,497	0.4
France	16,515,025	0.3
Germany	15,980,284	0.3
Romania	15,700,186	0.3
Dominican Republic	15,326,608	0.3
Poland	14,478,428	0.3
Hungary	12,818,843	0.3
Sri Lanka	11,975,149	0.3
Chile	11,791,931	0.3
Switzerland	11,149,389	0.2
Ecuador	10,257,241	0.2
Australia	9,934,291	0.2
Ivory Coast	9,600,404	0.2
Jamaica	9,542,331	0.2
Serbia	9,396,471	0.2
Uruguay	9,084,019	0.2
Croatia	8,924,529	0.2
Spain	8,868,172	0.2
Belgium	8,407,839	0.2
New Zealand	6,640,608	0.1
Thailand	6,518,569	0.1
Hong Kong	6,407,244	0.1
Italy	5,722,639	0.1
China	5,266,859	0.1
Sweden	4,961,638	0.1
Honduras	4,756,664	0.1
Denmark	3,919,592	0.1
Nigeria	3,704,614	0.1
Morocco	3,332,069	0.1
Vietnam	3,286,702	0.1
Senegal	3,154,897	0.1
Kuwait	2,946,400	0.1
United Arab Emirates	2,826,706	0.1
Angola	2,158,497	0.1
Israel	2,081,212	0.1
Bermuda	2,001,927	0.0
Eurozone	1,969,261	0.0
Gabon	1,863,505	0.0
Panama	1,780,110	0.0
Norway	1,710,122	0.0
Japan	1,659,747	0.0
Portugal	1,627,846	0.0
Bahamas	1,547,956	0.0
Belarus	1,489,374	0.0

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Guatemala	$1,411,069	0.0%
Iraq	1,398,837	0.0
South Korea	1,397,560	0.0
Mauritius	1,215,240	0.0
Guernsey	1,144,152	0.0

Total	$4,821,881,922	100.0%

Forward Currency Exchange Contracts as of June 30, 2017

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2017 - 08/2017	BRL	45,890	USD	13,852	$6,183	$81,383
BAC	09/2017	CLP	218,000	USD	328	—	473
BAC	09/2017	COP	61,900,000	USD	20,083	18,890	1,547
BAC	09/2017	EUR	11,165	USD	12,599	206,944	—
BAC	08/2017	IDR	636,476,000	USD	47,466	46,063	—
BAC	09/2017	MXN	128,500	USD	6,908	84,051	—
BAC	09/2017	PLN	2,980	USD	792	11,748	—
BAC	09/2017	TWD	1,404,000	USD	46,507	—	317,789
BAC	09/2017	USD	13,697	AUD	18,075	—	181,722
BAC	07/2017	USD	2,225	BRL	7,360	3,156	—
BAC	09/2017	USD	33,297	CAD	44,365	—	957,114
BAC	04/2018	USD	47,558	IDR	665,050,000	—	626,657
BAC	09/2017	USD	16,506	RUB	965,600	412,396	10,014
BAC	09/2017	USD	46,482	TWD	1,404,000	292,021	—
BAC	09/2017	USD	13,560	ZAR	179,700	35,852	29,149
BAC	09/2017	ZAR	323,220	USD	24,674	14,460	310,188
BNP	08/2017	ARS	182,770	USD	11,037	—	327,656
BNP	07/2017	BRL	8,100	USD	2,456	—	11,449
BNP	08/2017	IDR	31,029,000	USD	2,313	3,453	—
BNP	07/2017	USD	2,479	BRL	8,100	33,858	—
BOA	09/2017	HUF	323,000	USD	1,174	24,563	—
BOA	09/2017	INR	731,000	USD	11,118	93,614	—
BOA	09/2017	THB	85,000	USD	2,499	3,002	—
BOA	09/2017	TRY	111,430	USD	30,441	521,602	—
BOA	09/2017	USD	11,428	AUD	15,095	—	163,328
BOA	09/2017	USD	5,203	THB	177,000	—	8,072
BOA	09/2017	USD	7,083	TRY	26,980	—	413,774
BOA	09/2017	USD	12,147	ZAR	161,420	—	27,961
BOA	09/2017	ZAR	48,990	USD	3,704	—	8,857
CITNA-B	08/2017	ARS	195,330	USD	11,802	—	357,300
CITNA-B	07/2017	BRL	72,400	USD	22,728	—	874,021
CITNA-B	09/2017	CLP	15,814,000	USD	23,171	604,321	—
CITNA-B	09/2017	COP	92,460,000	USD	31,323	—	1,298,192
CITNA-B	09/2017	CZK	109,500	USD	4,752	62,746	—
CITNA-B	09/2017	HUF	2,044,000	USD	7,443	141,423	—
CITNA-B	09/2017	INR	1,585,000	USD	24,493	—	183,162
CITNA-B	09/2017	MXN	69,800	USD	3,788	9,722	—
CITNA-B	09/2017	PEN	27,590	USD	8,368	62,650	—
CITNA-B	09/2017	PLN	9,080	USD	2,349	100,141	—

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	09/2017	RON	4,675	USD	1,139	$34,941	$—
CITNA-B	09/2017	RUB	369,500	USD	6,137	25,438	394
CITNA-B	09/2017	TRY	14,470	USD	4,001	19,949	—
CITNA-B	07/2017	USD	21,885	BRL	72,400	31,048	—
CITNA-B	11/2017	USD	15,404	EGP	288,285	22,793	—
CITNA-B	09/2017	USD	17,742	MXN	323,000	165,874	—
CITNA-B	09/2017	USD	9,817	PLN	36,750	—	97,238
CITNA-B	09/2017	USD	13,195	RUB	766,700	408,668	—
CITNA-B	09/2017	USD	1,682	ZAR	22,130	13,199	—
CITNA-B	09/2017	ZAR	31,130	USD	2,300	48,255	—
DEU	09/2017	CAD	48,115	USD	36,374	775,919	—
DEU	09/2017	EUR	2,065	USD	2,233	135,560	—
DEU	09/2017	SGD	31,910	USD	22,980	226,767	—
DEU	09/2017	TRY	3,960	USD	1,065	35,691	—
DEU	09/2017	USD	25,972	EUR	24,290	—	1,887,591
DEU	09/2017	USD	7,184	NZD	9,990	—	126,331
DEU	09/2017	USD	2,646	THB	90,000	—	3,420
DEU	09/2017	USD	22,571	ZAR	295,360	294,362	—
DEU	09/2017	ZAR	149,820	USD	11,327	—	26,850
GSCO-OT	09/2017	AUD	15,375	USD	11,534	271,058	—
GSCO-OT	07/2017 - 08/2017	BRL	33,740	USD	10,350	22,603	217,301
GSCO-OT	09/2017	CAD	15,225	USD	11,507	248,368	—
GSCO-OT	09/2017	CLP	1,316,000	USD	1,944	33,579	—
GSCO-OT	09/2017	COP	11,761,000	USD	3,898	—	78,802
GSCO-OT	09/2017	EUR	1,955	USD	2,172	70,115	—
GSCO-OT	09/2017	MYR	17,330	USD	4,016	4,006	4,155
GSCO-OT	07/2017	USD	5,704	BRL	18,870	8,092	—
GSCO-OT	11/2017	USD	3,836	EGP	71,690	10,792	—
GSCO-OT	09/2017	USD	3,968	EUR	3,525	—	75,183
HSBC	09/2017	SGD	32,080	USD	23,360	—	30,121
HSBC	07/2017	BRL	43,130	USD	13,020	12,934	14,392
HSBC	09/2017	IDR	60,538,000	USD	4,516	—	10,432
HSBC	09/2017	INR	1,015,000	USD	15,480	87,597	—
HSBC	09/2017	MXN	182,200	USD	9,521	393,775	—
HSBC	09/2017	THB	78,000	USD	2,267	29,021	—
HSBC	09/2017	TWD	17,302	USD	576	—	6,325
HSBC	09/2017	USD	211	AUD	280	—	4,338
HSBC	07/2017 - 08/2017	USD	14,179	BRL	46,660	110,654	9,249
HSBC	09/2017	USD	110	MXN	2,100	—	4,539
HSBC	09/2017	USD	5,930	PLN	22,250	—	72,290
HSBC	09/2017	USD	7,084	RON	29,005	—	198,318
HSBC	09/2017	USD	23,297	SGD	32,210	—	127,395
JPM	07/2017 - 08/2017	BRL	68,800	USD	20,862	3,688	139,485
JPM	09/2017	CZK	25,900	USD	1,105	34,205	—
JPM	09/2017	IDR	392,621,000	USD	29,259	—	35,487
JPM	09/2017	MXN	204,600	USD	11,017	115,860	—
JPM	07/2017	MYR	61,785	USD	14,379	—	33,674

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	09/2017	NZD	15,930	USD	11,501	$155,265	$—
JPM	09/2017 - 03/2018	PHP	58,000	USD	1,147	—	13,196
JPM	09/2017	PLN	17,910	USD	4,713	118,101	—
JPM	09/2017	RON	22,045	USD	5,414	120,920	—
JPM	09/2017	RUB	233,600	USD	4,021	—	125,552
JPM	09/2017	THB	404,300	USD	11,860	42,386	—
JPM	09/2017	TRY	41,320	USD	11,544	—	63,002
JPM	07/2017 - 08/2017	USD	27,865	BRL	91,350	376,722	398
JPM	09/2017	USD	34,499	CLP	23,077,000	—	192,283
JPM	09/2017	USD	10,752	IDR	144,314,500	10,431	—
JPM	09/2017	USD	19,562	KRW	22,165,000	185,550	—
JPM	09/2017	USD	3,214	MYR	13,755	26,363	—
JPM	09/2017	USD	27,056	NZD	37,490	—	376,129
JPM	09/2017	USD	36,540	RUB	2,157,100	640,678	74,882
JPM	09/2017	USD	22,966	SGD	31,780	—	146,359
JPM	09/2017	USD	2,252	ZAR	29,450	31,039	—
MSCO	07/2017	BRL	7,450	USD	2,303	—	54,009
MSCO	07/2017	USD	2,252	BRL	7,450	3,195	—
TDB	07/2017 - 08/2017	BRL	197,670	USD	59,395	132,155	46,194
TDB	09/2017	EUR	1,055	USD	1,139	70,936	—
TDB	09/2017	PLN	75,680	USD	18,579	1,836,621	—
TDB	07/2017 - 08/2017	USD	47,375	BRL	157,510	83,485	145,688
TDB	09/2017	USD	14,327	CAD	18,975	—	323,800
TDB	09/2017	USD	6,793	MXN	125,400	—	30,886

Total Unrealized Appreciation and Depreciation						$10,321,517	$10,985,496

Futures Contracts as of June 30, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	9/20/17	231	$35,501,813	$36,731
United States Treasury Nts., 10 yr.	CBT	Buy	9/20/17	2,080	261,105,000	(1,708,965)
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	583	73,184,719	361,428
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	855	184,773,516	(240,923)
United States Treasury Nts., 5 yr.	CBT	Buy	9/29/17	244	28,751,969	(71,991)
United States Ultra Bonds	CBT	Buy	9/20/17	1,329	220,447,875	2,725,236

						$1,101,516

Exchange-Traded Options Written at June 30, 2017

Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call	USD	88.000	8/18/17	USD	(20,933)	$1,331,009	$(1,235,047)

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written at June 30, 2017

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Put	GSCO-OT	USD	0.725	7/25/17	AUD	(54,932,280)	$206,164	$(1,813)
CLP Currency Call	CITNA-B	CLP	658.000	8/31/17	CLP	(29,215,200,000)	414,697	(321,367)
CLP Currency Put	CITNA-B	CLP	685.000	8/31/17	CLP	(25,035,796,228)	422,135	(125,179)
COP Currency Call	CITNA-B	COP	2887.000	9/7/17	COP	(105,469,720,931)	529,723	(105,470)
KRW Currency Put	BAC	KRW	1180.000	8/30/17	KRW	(103,509,967,980)	396,497	(414,040)
KRW Currency Call	BAC	KRW	1085.000	8/30/17	KRW	(95,176,538,354)	611,411	(95,176)
RUB Currency Call	HSBC	RUB	57.000	9/19/17	RUB	(2,080,506,304)	322,843	(239,258)
RUB Currency Put	HSBC	RUB	61.800	9/19/17	RUB	(2,255,706,835)	364,271	(606,785)

Total Over-the-Counter Options Written							$3,267,741	$(1,909,088)

Centrally Cleared Credit Default Swaps at June 30, 2017

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	24,260	$(1,535,591)	$1,648,739
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(454,375)
People’s Republic of China	Buy	1.000	6/20/22	USD	12,600	82,135	(185,082)
Republic of Korea	Buy	1.000	6/20/22	USD	5,000	102,128	(112,608)
Republic of Korea	Buy	1.000	6/20/22	USD	18,800	463,947	(423,408)
Republic of South Africa	Buy	1.000	6/20/22	USD	4,000	(161,028)	172,861
Republic of South Africa	Buy	1.000	6/20/22	USD	9,000	(356,004)	388,936
Republic of Turkey	Buy	1.000	6/20/22	USD	8,000	(534,007)	326,461

Total Centrally Cleared Credit Default Swaps						$(1,474,117)	$1,361,524

Over-the-Counter Credit Default Swaps at June 30, 2017

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	10,385	$1,555,717	$(1,230,975)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	6,675	1,030,092	(791,214)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	7,420	1,065,715	(879,522)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,125	1,695,871	(1,318,690)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,120	1,697,201	(1,318,097)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	12,064
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,566	61,552
Republic of Turkey	BNP	Sell	1.000	7/20/17	USD	10,000	(13,597)	23,950
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	69,327

Total Over-the-Counter Credit Default Swaps							$7,662,620	$(5,371,605)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade	$46,725,000	$—	BBB-
Corporate Debt Indexes
Non-Investment Grade	24,260,000	—	BB
Corporate Debt Indexes
Investment Grade	12,726,000	—	BBB to BBB-
Sovereign Debt
Non-Investment Grade			BB+ to BB
Sovereign Debt	21,045,000	8,000,000

Total USD	$104,756,000	$8,000,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Three-Month USD BBA LIBOR	2.675%	11/15/43	USD	24,100	$(756,304)
BAC	Receive	Three-Month USD BBA LIBOR	2.616	11/15/43	USD	24,375	(434,200)
BAC	Receive	Three-Month USD BBA LIBOR	2.688	11/15/43	USD	24,000	(812,820)
BNP	Pay	MXN TIIE BANXICO	7.403	2/28/22	MXN	335,650	449,451
CITNA-B	Receive	Three-Month HUF BUBOR	1.025	3/5/19	HUF	10,849,250	(253,547)
CITNA-B	Pay	Three-Month PLN WIBOR WIBO	2.125	3/5/19	PLN	155,200	77,233
CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	48,250	487,305
CITNA-B	Pay	Six-Month HUF BUBOR	1.390	1/25/22	HUF	2,216,000	185,522
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	765,760	(401,198)
DEU	Pay	MXN TIIE BANXICO	7.430	2/28/22	MXN	165,455	231,520
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	73,535	50,807
DEU	Pay	BZDI	10.570	1/4/21	BRL	44,500	67,871
DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR	81,950	(149,775)
DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	507,300	654,831

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
JPM	Receive	Six-Month HUF BUBOR	0.335%	6/29/19	HUF	5,037,000	$20,540
JPM	Pay	Six-Month HUF BUBOR	2.170	6/29/27	HUF	1,080,400	(53,921)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.490	3/27/22	ZAR	110,080	(14,432)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.200	3/27/19	ZAR	249,520	(19,920)
UBS	Pay	Three-Month USD BBA LIBOR	1.865	6/29/22	USD	46,295	184,107

Total Centrally Cleared Interest Rate Swaps							$(486,930)

Over-the-Counter Interest Rate Swaps at June 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BNP	Receive	Three-Month KRW CD KSDA	1.850%	3/6/24	KRW	18,678,000	$(46,278)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR	590,000	50,239
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	275,500	77,636
BOA	Receive	Three-Month KRW CD KSDA	1.860	3/6/24	KRW	12,427,500	(37,725)
CITNA-B	Receive	1 Time COP IBR OIS Compound	5.870	3/24/18	COP	110,839,890	(116,286)
CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.700	2/7/20	COP	39,135,000	285,042
CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.370	3/24/20	COP	35,967,910	217,404
DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW	303,370,000	44,594
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.530	1/17/19	COP	59,128,230	182,246
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	146,800	83,779
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	36,770	(105,057)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	130,000	(456,284)

Total Over-the-Counter Interest Rate Swaps							$179,310

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at June 30, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 20 basis points	7/12/17	USD 47,745	$(135,596)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at June 30, 2017

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/13/47 Call	BAC	Pay	Six-Month EUR EURIBOR	1.471%	9/11/17	EUR	25,900	$666,231	$(1,009,965)
Interest Rate Swap maturing 9/14/27 Call	BAC	Pay	Three- Month USD LIBOR	2.217	9/12/17	USD	80,660	758,500	(1,180,703)
Interest Rate Swap maturing 8/27/19 Call	BAC	Pay	Three- Month USD LIBOR	1.595	8/23/17	USD	370,000	658,600	(761,615)
Interest Rate Swap maturing 8/25/21 Call	BAC	Pay	Three- Month USD LIBOR	2.265	8/23/17	USD	370,000	532,800	(383,745)
Interest Rate Swap maturing 9/26/22 Call	CITNA-B	Pay	Three- Month USD LIBOR	1.863	9/22/17	USD	153,994	873,200	(1,444,213)
Interest Rate Swap maturing 9/11/19 Call	CITNA-B	Receive	Three- Month USD LIBOR	1.720	9/7/17	USD	1,198,800	1,369,000	(408,947)
Interest Rate Swap maturing 6/4/28 Call	UBS	Pay	Three- Month USD LIBOR	2.300	5/31/18	USD	74,000	1,887,000	(2,107,880)
Interest Rate Swap maturing 9/20/22 Call	UBS	Receive	Three- Month USD LIBOR	1.858	9/18/17	USD	310,800	1,739,000	(783,912)

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/20/27 Call	UBS	Pay	Three- Month USD LIBOR	2.148%	9/18/17	USD	162,800	$1,831,500	$(3,106,245)

Total Over-the-Counter Interest Rate Swaptions Written								$10,315,831	$(11,187,225)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht

59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

60        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective January 26, 2017, the sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”) terminated.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 155,194 shares with net assets of $13,520,846 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

61        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward

62        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

63        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$163,128,702	$52,923,238	$216,051,940
Mortgage-Backed Obligations	—	858,526,962	55,088	858,582,050
Foreign Government Obligations	—	496,691,169	—	496,691,169
Corporate Loans	—	5,713,537	—	5,713,537
Corporate Bonds and Notes	—	2,069,923,328	111,484	2,070,034,812
Preferred Stocks	36,029,167	232,770	—	36,261,937
Common Stocks	17,934,594	142,826	269,236	18,346,656
Rights, Warrants and Certificates	—	313,004	—	313,004
Structured Securities	—	12,968,694	8,222,097	21,190,791
Short-Term Note	—	22,669,885	—	22,669,885
Exchange-Traded Options Purchased	1,140,883	—	—	1,140,883
Over-the-Counter Options Purchased	—	3,736,057	—	3,736,057
Over-the-Counter Interest Rate
Swaptions Purchased	—	11,022,603	—	11,022,603
Investment Companies	306,555,616	753,570,982	—	1,060,126,598
Total Investments, at Value	361,660,260	4,398,640,519	61,581,143	4,821,881,922
Other Financial Instruments:
Swaps, at value	—	1,107,833	—	1,107,833
Centrally cleared swaps, at value	—	4,946,184	—	4,946,184
Futures contracts	3,123,395	—	—	3,123,395
Forward currency exchange contracts	—	10,321,517	—	10,321,517
Total Assets	$364,783,655	$4,415,016,053	$61,581,143	$4,841,380,851

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(6,435,724)	$—	$(6,435,724)
Centrally cleared swaps, at value	—	(4,071,590)	—	(4,071,590)
Futures contracts	(2,021,879)	—	—	(2,021,879)
Exchange traded options written, at value	(1,235,047)	—	—	(1,235,047)

64        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Options written, at value	$ —	$ (1,909,088)	$ —	$ (1,909,088)
Forward currency exchange contracts	—	(10,985,496)	—	(10,985,496)
Swaptions written, at value	—	(11,187,225)	—	(11,187,225)

Total Liabilities	$ (3,256,926)	$ (34,589,123)	$ —	$(37,846,049)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**
Assets Table
Investments, at Value:
Common Stocks	$(119,552)	$119,552	$(458,087)	$458,087
Rights, Warrants and Certificates	(67,668)	67,668	—	—

Total Assets	$(187,220)	$187,220	$(458,087)	$458,087

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies

65        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master

66        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Investments and Risks (Continued)

Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 41.7% of Master Loan and 37.6% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$767,425,155
Sold securities	414,389,921

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

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4. Investments and Risks (Continued)

At period end, the Fund pledged $204,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$20,904,596
Market Value	$9
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

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6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $910,839,523 and $908,023,790, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $516,652,008 and $172,734,841 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

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6. Use of Derivatives (Continued)

depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,101,588 and $2,115,813 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $1,894,793 and $1,372,091 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2016	574,912,130,370	$3,449,186
Options written	1,395,023,210,923	21,625,134
Options closed or expired	(839,674,873,459)	(6,376,058)
Options exercised	(767,462,077,989)	(14,099,512)

Options outstanding as of June 30, 2017	362,798,389,845	$4,598,750

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling

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6. Use of Derivatives (Continued)

protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $143,685,809 and $103,910,645 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of

75        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$178,054,994 and $597,214,893 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $33,573,237 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption

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6. Use of Derivatives (Continued)

it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $3,498,198 and $2,979,203 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of September 30, 2016	51,480,000	$274,895
Swaptions written	4,823,514,139	23,020,165
Swaptions closed or expired	(741,020,014)	(3,323,173)
Swaptions exercised	(1,387,020,125)	(9,656,056)

Swaptions outstanding as of June 30, 2017	2,746,954,000	$10,315,831

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

77        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,970,922.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

78        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

79        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$4,809,379,043
Federal tax cost of other investments	570,829,419

Total federal tax cost	$5,380,208,462

Gross unrealized appreciation	$148,473,580
Gross unrealized depreciation	(133,260,201)

Net unrealized appreciation	$15,213,379

80        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017